UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Annual Report

The Advisors’ Inner Circle Fund

October 31, 2020

Cambiar Opportunity Fund Cambiar SMID Fund Cambiar Small Cap Fund Cambiar International Equity Fund	Cambiar International Small Cap Fund Cambiar Global Equity Fund Cambiar Aggressive Value Fund

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request to continue receiving paper reports. Instead, as of that date, the reports will be made available on a website, and you will be notified by mail each time a report is posted. The mail notification will provide you with a website link permitting you to access the report.

Under these regulations, you can continue receiving paper copies of the shareholder reports (free of charge) after March 1, 2021 by notifying the Funds or your financial intermediary at any time. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-777-8227. If you invest through a financial intermediary such as a broker-dealer or bank, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Cambiar Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020
(UNAUDITED)

Cambiar Investors, LLC

Shareholder Letter

October 31, 2020

The Once in 100 Years Pandemic

Calendar year 2020 will doubtlessly form visceral memories in most people, as the COVID-19 virus and related personal and business disruptions have affected nearly every person on the globe. Entering the year, a two year long global manufacturing downcycle, mostly attributable to trade wars, was poised to end. Long awaited high-speed communications technologies such as 5G cellular and 4K television broadcasting appeared ready for broad market acceptance. The commercial aviation industry enjoyed its tightest capacity utilization in history, leading to 7-10 year waiting periods for the most popular models.

That whole version of the world died quickly in the last days of February. It became apparent that COVID-19 was, from a societal point of view, just about the most diabolical thing imaginable: a virus that spreads rapidly in the air, mostly in close and closed quarters, with the potential to be lethal in generally older people, deeply damaging in others, and maybe not such a big deal for younger and less risk-averse adults. Exactly how severe any one individual’s experience with it would be, you could not really say. The virus spread rapidly around the globe before health officials understood what they were dealing with, and risked blowing through most medical facilities’ capacity to treat the sick and the dying. An aggressive and 100% lockdown could in theory stamp out the spread in a matter of weeks, but Western nations such as the United States have either no tradition of centralized command and control, or a very distant memory of it, and have not been able to lock down decisively. Nine months later, a truncated version of daily life and work pervades most nations, with schools, sports arenas, airports, and office towers vacated and either virtualized on a screen or operating at greatly reduced capacities.

Markets collapsed quickly in March as it became evident that the virus’ rapid spread and unique characteristics would truly lead to a global pandemic and crushing of economic activity. Global equity indexes collapsed by 40-50% in about 4 weeks. Volatility and market stress, as measured by the CBOE VIX index, briefly rose above 80 in late March, in line with the depths of the Global Financial Crisis (GFC) in 2008.

Unlike the 2008-09 GFC, monetary authorities quickly ascertained just how calamitous the downside risks were, and armed with a variety of facilities implemented aggressive monetary actions. The Federal Reserve’s balance sheet grew by nearly $3 trillion in 8 weeks, roughly equal to its growth in the 8 years following the 2008 GFC. We have opined in past annual reports about the power of money supply growth and its (generally strong) effect on stock market performance and valuation. With money supply growth 2-3x peak GFC levels, 2020 has turned out not to be such as bad year for financial assets. Global markets recovered most of their lost ground in April through October, and look poised to turn positive for the full year.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020
(UNAUDITED)

Schumpeter’s Gale and the Pandemic – Austrian Economist Joseph Schumpeter is most generally credited with introducing the term “creative destruction” into mainstream economic discourse in the 1940s. According to Schumpeter, the “gale of creative destruction” describes the “process of industrial mutation that continuously revolutionizes the economic structure from within, incessantly destroying the old one, incessantly creating a new one”. Analogs in the world of nature include the harmful but necessary cycle of forest fires and regrowth, or floods and the replenishment of wetlands.

Change, and necessary systemic change can and does happen through destructive events. Outside of world wars, what economic event in any living person’s lifetime has been so disruptive and damaging? Businesses large and small needed to find ways to distance and isolate employees, quickly, and still function effectively. This coping under extreme stress has precipitated rapid new approaches to customer engagement, products, marketing, and communication, especially given the alternatives. COVID-19 has been more akin to a creative destruction hurricane than a mere gale!

In the staid and reserved world of office jobs, off-the-shelf technologies and means of collaboration, such as video conferencing with Zoom, could not possibly have seen as rapid a rate of adoption as what has transpired due to the pandemic. In the rapid adoption of this new means of collaboration, the entire rationale of the skyscraper may have been scraped away, along with the necessity of 2-hour daily commutes into skyscraper nexuses such as Manhattan. Lower to the ground, the ‘germyness’ of touching physical money has accelerated the rate of purely digital commerce to near ubiquity, restaurant menus and transactions are QR codes read by our smartphones, and online food delivery has similarly compressed years of gradual development and adoption into weeks. It is hard to avoid concluding that commercial real estate, dining protocols, business conferences, education, and the relative value of some cities over others have all suddenly and irreversibly been transformed by the pandemic and widespread tele-meeting technology adoption.

As we exit calendar 2020, the prospect of vaccines ending our months of confinement and isolation is close; getting back to life as it was in 2019, commutes and all, is tantalizing. Stock markets, juiced by hyperaggressive central bank actions the world over, are at least notionally tantalized by both the immense recovery in economic activity, restocking, pent-up demand, and the prospect of the creative destruction wrought by COVID-19 leading to an acceleration of productivity-enhancing technologies. It is hard to miss the potential, yet in the markets’ collective exuberance, it feels like a lot of intermediate steps and risks are being conveniently ignored.

At the end of the 1990s, the stock market bifurcated into a variety of have and have not businesses from a valuation perspective, the “haves” being the “new economy” stocks of leading edge internet, communications, and technology businesses. In contrast, the “old economy” have-nots featured just about everything else: industrials, banks, transportation businesses, and most consumer products. A similar split has erupted in 2020 between the leaders of the “digital” economy and the “physical” economy. The latter has been unable to function properly or at all due to the pandemic, while the former appears as strong or stronger under varying forms of lockdown. Unbounded by the sheer strangeness of 2020, a gusher of money supply, and the sense of profound and accelerated change from Schumpeter’s COVID-19 hurricane, markets have raced forward, in some cases exceptionally, to embrace the new. It feels more than a bit speculative in many areas. But changed the world is, and we can’t really go back to how it all was in 2019 any more than we could go back to 1959.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020
(UNAUDITED)

Valuations have become outright demanding in the established players of the digital economy, and exorbitant in the more speculative fringe. Valuation demands are less so in the physical economy, and our purchases have by and large been heavier in businesses whose stock prices remain disconnected from some sensible notion of recovery. It is seldom (if ever) clear why and when financial markets suddenly flip from being forward-looking believers willing to look through near-term disruptions to being “prove-it-to-me” cynics that scrutinize small inflections in growth and margins. But it does happen.

Cambiar Domestic Strategies – Each of Cambiar’s domestic strategies performed well in fiscal 2020 relative to their primary benchmarks, widening their longer-term excess return differentials. Given the Funds’ emphasis on quality and downside protection, we were encouraged that substantial relative outperformance occurred during the first quarter 2020 pandemic-driven bear market, and subsequent down-market waves in July and September. Cambiar remains focused on consistent execution in the underwriting of new positions, maintenance of existing holdings, and selective avoidance of industries/companies that do not meet our investment criteria.

Hedging and hedging instruments – Cambiar has not generally employed futures, forward contracts, and other such instruments to manage currency or other forms of volatility, as these represent “known costs for unknown benefits”, although we retain the option to do so. Our philosophy is that these instruments make the most sense for manufacturing companies, who expect to deliver a certain good at a certain time in the future with costs that can also be certain in today’s currency prices but not necessarily in the future. Mutual fund portfolios, on the other hand, are never “delivered” to a final buyer; they are intended to represent a continuous set of holdings for years or decades, with daily liquidity as an option for the investors in the fund. Hedging instruments are not designed with any of this in mind. Hedging costs are feasible (that is to say not overly costly) in a world of stable currencies and lower interest rates, but for currencies with volatile trading patterns or high local interest rates, such as emerging market currencies, the cost of hedging instruments can be either prohibitive or wholly inconsistent in their availability. For emerging market positions, of which we have but a few presently, if one is not confident of the value and stability of local currencies, we believe it is best not to invest heavily in general.

Derivatives – The only Cambiar fund that has held any derivatives since early 2012 is the Aggressive Value Fund, where Cambiar employs the use of longer maturity call options and total return swaps on occasion. In our view, these instruments, among other impacts, can permit a smoother management of Fund positions and cash balances during periods of cash flow and market volatility, and also allow for some degree of improved management portfolio returns. By their nature, derivatives embed a degree of leverage and can either amplify or reduce overall portfolio performance accordingly. The use of these instruments for the Aggressive Value Fund has been modest in 2020. The Fund held a position in AIG TARP warrants (those issued to the U.S. government for its assistance during the Financial Crisis of 2008) which mature in 2021, at the onset of the Pandemic. The Fund liquidated this position, reasoning that they risked expiring out-of-the-money in early 2021.

Final Comments – In 2017, we wrote that markets have become more visibly complacent about risks, that normal feedback mechanisms have become less reliable owing to low prevailing yields and high levels of indexation, and that this could keep going for a while longer. Here we are – it’s been a lot longer.

Thank you for your continued confidence in Cambiar.

Sincerely,

Brian M. Barish

President

Cambiar Investors LLC

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security. This information is for educational purposes only.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with equity investing, international investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in small companies typically exhibit higher volatility. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Funds may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Holdings are subject to change.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020
(UNAUDITED)

Definition of Comparative Indices

MSCI World Index: The MSCI World Index is a free float-adjusted, market capitalization-weighted index that measures large and mid-cap equity performance across countries with developed markets.

MSCI EAFE Index: The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI EAFE Growth Index: The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the US and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI EAFE Value Index: The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI EAFE Small Cap Index: The MSCI EAFE (Europe, Australia, Far East) Small Cap Index is a free float-adjusted, market capitalization weighted index that is designed to measure small cap representation across developed market equity performance, excluding the U.S. & Canada.

Russell 1000® Value Index: The Russell 1000® Value Index is a float-adjusted, market capitalization weighted index of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which consists of 3,000 of the largest U.S. equities.

Russell 2000® Value Index: The Russell 2000® Value Index is a float-adjusted, market capitalization weighted index comprised of firms in the Russell 2000® Index that experience lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is a float-adjusted, market capitalization weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of 3,000 of the largest U.S. equities.

Russell 2500® Value Index: The Russell 2500® Value Index is a float-adjusted, market capitalization weighted index comprised of the smallest 2500 firms in the Russell 3000® Index that experience lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is a float-adjusted, market capitalization weighted index that measures the performance of the 3,000 smallest companies in the United States.

S&P 500 Index: The S&P 500 is a market capitalization weighted index of 500 of the top companies in leading industries of the U.S. economy.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
(UNAUDITED)

Fund Performance Commentary

Cambiar Opportunity Fund – The Fund benchmarks itself against the Russell 1000® Value Index, and owns a mix of mostly large-cap U.S. stocks with some occasional mid-cap names. The Fund performed exceptionally well over the full fiscal year, gaining 6.91% versus a -7.57% decline for the Russell 1000® Value Index, an excess return of 14.48% over this timeframe. The Fund is now in the top of the peer group over a multi-year time period. This is an exceptional amount of alpha to generate in a single year, and is not likely to be repeatable in the visible future. However, it is deeply satisfying, as it is a direct result of portfolio disciplines that have been implemented in recent years and effective execution around these disciplines.

Three critical time periods influenced the strong investment results. In the early weeks of 2020, just before the global pandemic had fully revealed itself, Cambiar exited several positions in appreciated stocks, most notably in credit-sensitive financials, on the premise that their credit quality was about as good as could be feasible, thus flattering earnings to cyclically elevated levels. Other stocks in the internet and technology spaces (Hewlett Packard and Twitter) seemed close to fully priced relative to their specific fundamentals and were also liquidated. These sales led to a somewhat elevated cash position in February, as we reasoned that continuing to hold fully valued stocks whose risk return was therefore unfavorable for shareholders was unwise, and that eventually the capital could be repurposed. We had little idea the repurposing would be nearly instantaneous in March and April, but proceeded to chew through an immense number of stock ideas in a variety of cyclical and acyclical businesses during the worst of the pandemic-driven market decline. We bought aggressively, getting the Fund back to a fully invested level by late March, not withstanding misgivings that most bear markets tend to run on and on for months (this one did not however). In the August-October time period, the Fund was aggressive in building “vaccine beneficiary” positions in a variety of consumer, travel, and technology driven categories, which have been contributed positively to performance.

In aggregate, key drivers to performance included positive contributions from the consumer discretionary, technology, and industrial sectors, as well as within energy (though in the latter, much of the outperformance was a result of not owning a lot of stocks there).

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMOX | CAMWX
Number of Holdings	41
Strategy Assets	$228,562 B

AVERAGE ANNUAL TOTAL RETURN(1)
FOR PERIODS ENDED OCTOBER 31, 2020
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	6.91%	5.83%	7.84%	9.13%	8.26%
Institutional Class Shares	7.09%	5.99%	8.04%	9.36%	6.66%
S&P 500 Index	9.71%	10.42%	11.71%	13.01%	6.86%
Russell 1000® Value Index	-7.57%	1.94%	5.82%	9.48%	6.11%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005. The S&P 500 Index annualized inception to date return since June 30, 1998. The Russell 1000® Value Index annualized inception to date return since June 30, 1998.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
(UNAUDITED)

Cambiar SMID Fund – While fiscal year 2020 did not yield positive absolute returns for the SMID Fund, we are pleased that it protected investor capital better than the Fund’s assigned benchmark. The Fund’s modest loss of 3.42% for the fiscal year exceeded the -11.92% return for the Russell 2500® Value Index by a wide margin.

Like the Small Cap Fund, the SMID Fund has benefitted from a more focused underwriting process at the point of initial investment and the implementation of an accountable Portfolio Management team. Given the common research, management and approach, we are pleased to see the results of the SMID and Small Cap Funds show similar performance on both an absolute and relative basis, despite approximately 90% of the portfolio’s capital being invested in companies unique to either Fund. Of course, performance between the two Funds will likely diverge over time given the unique portfolio constituents; that said, we hope this year’s results, stacked upon fiscal 2019 results, can yield further confidence in our strengthened investment team and process.

The Fund’s relative outperformance was driven by stock selection, as tends to be the case with Cambiar’s more focused, benchmark-agnostic portfolios. The Technology, Real Estate, Healthcare and Industrial sectors delivered the strongest benefit from stock selection and overall returns relative to the Index. With the Technology, Healthcare and Industrial sectors representing many unique businesses that demonstrate the market position and financial characteristics we hold dear, the Fund often has significant holdings in these areas. As such, stock selection efficacy here is critical and helpful to overall Fund performance.

We were less successful in the Consumer Discretionary, Materials and Financials sectors, which each represented a drag on performance. While stock selection in these areas was not as strong as we would like, some of that disappointing stock specific performance is a function of decisions made at the height of the COVID-related sell-off in March to fund the purchase of relatively stronger businesses that offered a combination of attractive entry points and higher earnings visibility. Amidst competition for portfolio capital when ideas are plentiful, Cambiar aims to upgrade underlying company quality while maintaining varying drivers of return. Pursuit of this objective sometimes means selling a good business at a low price for a better business, also at a low price, that could provide a better multi-year return and risk profile.

Heading into Fiscal 2021, the SMID Fund continues to demonstrate the company-specific and aggregate portfolio characteristics Cambiar holds dear. We believe downside capture to be a critical deliverable from active management, and intend for the Fund to provide this attribute. Market research completed by Cambiar and others reveals highly profitable businesses tend to weather market storms better than weaker businesses. Our focus on companies that leverage attractive positions in growing industries to produce above average margins and/or returns, while producing steady free cash flow, yields a portfolio that boasts profitability characteristics well above that of the benchmark. Our shunning of highly leveraged businesses reliant on the capital markets is also in contrast to many companies that continue to laden their balance sheets with excessive debt, exposing the equity to additional volatility or, at worst, threatening business operations in the event of a severe adverse development.

Portfolio construction continues to emphasize balance across sectors and return drivers, as we remain intent on not being too reliant on any specific investment insight. While this approach to investing could struggle to keep up with market indices as risk appetites grow over the short-term, we believe an emphasis on strong companies and prudent diversification is the best path toward delivering superior returns over rolling 3- and 5-year periods, while also limiting downside in the event of weaker market sentiment. Whether the pandemic-induced market implosion of March 2020 or the trade war driven crash in late calendar 2018, the Fund’s results in these mixed environments offer encouraging support to this assertion, though continued vigilance toward our principles, ongoing rigorous fundamental research and ultimate underwriting of incremental positions will be critical in continuing to produce superior performance for shareholder.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMMX | CAMUX
Number of Holdings	38
Strategy Assets	$56,360 B

AVERAGE ANNUAL TOTAL RETURN(1)
FOR PERIODS ENDED OCTOBER 31, 2020
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-3.42%	5.85%	7.34%	N/A	8.15%
Institutional Class Shares	-3.32%	5.91%	7.39%	N/A	6.18%
Russell 2500® Index	2.12%	4.54%	8.18%	N/A	8.93%
Russell 2500® Value Index	-11.92%	-2.14%	3.91%	N/A	6.33%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning May 31, 2011 and Institutional Class Shares were offered beginning November 3, 2014. The Russell 2500® Index annualized inception to date return since May 31, 2011. The Russell 2500® Value Index annualized inception to date return since May 31, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
(UNAUDITED)

Cambiar Small Cap Fund – The Fund performed well ahead of its primary Russell 2000® Value benchmark again during the 2020 fiscal year, enduring a modest loss of 5.76% compared to a -13.92% loss for the index. The Fund weathered vastly different market environments – from apoplectic to exuberant in short order – over the last 12 months that somehow seems much longer.

The goal for the Cambiar Small Cap Fund as always is to identify and invest at appropriate valuation levels in companies demonstrating above-average internal financial/operating performance reflective of a structural product and/or advantaged market position over multi-year periods. Our expectation is that in times of relatively high capital market risk tolerance such businesses and their respective stocks may lag, but alternatively should evidence their inherent underlying financial durability in times of market stress. The result is to deliver through-the-cycle excess equity returns relative to the benchmark. Individual stock valuation levels and associated price-sensitivity at entry remain critical investment process components, and portfolio balance is actively managed to maintain diverse sources of combined return and to provide consistent exposure to historically less volatile and/or acyclical areas of the market. These factors worked together as intended in the 2020 fiscal year for the Fund.

Backing up to the start of the fiscal year, a steady rise in small cap stocks to close calendar-year 2019 continued on into February 2020 before a dramatic approximate 40% drop in the Russell 2000® Index over less than 30 calendar days commenced late in the month. As COVID uncertainty gripped global populations, businesses and capital markets, the unprecedented speed and scale with which U.S. monetary and fiscal policy makers responded led to a slow revaluation burn upward for small cap stocks through much of the balance of the Fund’s fiscal year, though small cap indices were still well down from intra-year highs as of the end of October.

Still, the Cambiar Small Cap Fund performed relatively well through the dramatic and volatile initial market declines, and invested actively during the periods of maximum market stress to further position the Fund well for the longer term. In aggregate, the Fund delivered 816 basis points of outperformance versus the Russell 2000® Value benchmark. Importantly, the Fund delivered good downside and upside capture overall, again all partially owed to the conscious pivot toward quality and portfolio oversight over the last several years. The Small Cap Fund continued to evidence good aggregate stock selection across the majority of sectors, with a high batting average in-line with the longer-term portfolio goals. Stock selection was particularly strong in Financials, Real Estate and Information Technology, while weaker in Health Care, Materials and Consumer Discretionary.

The Cambiar Small Cap Fund continues to maintain good overall balance in terms of sector allocation, business diversification, and perhaps most importantly variance of forecasted value drivers across the portfolio. Current capital market indicators are still beset by contrasts – with various broad U.S. indices stretching to new highs well in advance of global economic activity recovering to similar pre-pandemic levels, while certain industries remain in deep despair. We note that there remains now more than $18 trillion in negative-yielding sovereign debt globally (from $17 trillion in last year’s letter), with the U.S. 10-Year Treasury bond yield still south of 1%. Very narrow spreads/yields persist despite corporate debt levels that are inarguably high. However, key macroeconomic indicators like M2 money supply growth and mortgage loan applications, along with the waves of the aforementioned monetary and fiscal support, seem to continue to provide a regular bid to many equities. We are mindful of the rhyme to previous exuberant capital market environments we have witnessed, whether 1999 or 2007, and continue to execute our investment process while that much more focused on the risk-reward relationship between valuation and fundamentals in the companies we evaluate.

In another parallel to 1999 at least, equity investors continue to bid up fast-growing newer public market entrants, with visions of tremendous market share capture and resulting longer term fiscal dominance far in advance of actual evidence of delivery. But most economic recoveries are often characterized by a combination of small-cap and value leadership, which could lead to a catch up to the seemingly one-sided growth trade that has persisted. Whatever the forward environment brings, fiscal 2020 performance of the Cambiar Small Cap Fund reflects the thoughtful, and positive, changes made to the business in previous years that we believe has restored historic credibility in the asset class, and set the stage for continued sustainable execution.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMSX | CAMZX
Number of Holdings	49
Strategy Assets	$75,862 B

AVERAGE ANNUAL TOTAL RETURN(1)
FOR PERIODS ENDED OCTOBER 31, 2020
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-5.76%	1.74%	3.32%	6.83%	7.90%
Institutional Class Shares	-5.64%	1.87%	3.48%	7.04%	10.20%
Russell 2000® Index	-0.14%	2.19%	7.27%	9.64%	8.04%
Russell 2000® Value Index	-13.92%	-4.05%	3.71%	7.06%	6.11%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning August 31, 2004 and Institutional Class Shares were offered beginning October 31, 2008. The Russell 2000® Index annualized inception to date return since August 31, 2004. The Russell 2000® Value Index annualized inception to date return since August 31, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
(UNAUDITED)

Cambiar International Equity Fund – The Cambiar International Equity Fund posted a total return of -12.07% for the period compared to MSCI EAFE, which returned -6.86% for the same time period. The biggest headwind facing performance this year was the wide gap between value and growth within international markets. The MSCI EAFE Value Index returned -18.4% during this period of time, while the MSCI EAFE Growth returned +5.2% - a performance gap of over 2300 basis points. Although Cambiar views the core EAFE Index as our primary performance benchmark, the underlying divergence by investment style that has occurred in fiscal 2020 makes comparison of return vs. the EAFE Value Index a relevant performance consideration.

The vast majority of the performance gap came from stock selection (rather than allocation). Sector allocation decisions provided a net benefit of 1.1%, while stock selection detracted by 5.4%. Given COVID-19 and global nationwide shutdowns, the Fund’s performance headwinds were almost exclusively isolated to the more economically-sensitive sectors of the Fund; holdings in the Industrials and Basic Material sectors were particularly challenged. Within Industrials, aerospace names including Aercap, Airbus, Japan Airlines and Rolls Royce were negatively impacted due to restrictions against travel. Additionally, travel and leisure companies including Sands China and Accor were heavily impacted from shutdowns as well.

The Fund’s investments in companies that were beneficiaries of the pandemic-related shutdowns and work-from-home trends were notable outperformers in the year; individual outperformers included internet companies Prosus and Alibaba. Delivery and logistics provider Deutsche Post was another positive contributor, as consumers ordered more goods online. The Fund also benefitted meaningfully from having no exposure to energy companies during the period. We believe the Energy sector is incurring disruption both in terms of new sources of supply from U.S. shale producers, but also from a secular decline in demand, as electric vehicles and general industry trends continue to move society away from oil and related fossil fuels.

Looking ahead, Cambiar believes that the global economy is set to reaccelerate, as the market now has a line of sight on vaccines. International equities have clearly started to price in some of this future “re-normalization,” given the rotation back into more economically-sensitive sectors starting in November after vaccine announcements were made. We have been selectively increasing the Fund’s exposure to many of those positions that had been hit hard by COVID-19, based on the expectation for a re-acceleration in demand at both the consumer and corporate level. We are optimistic about the Cambiar International Equity Fund as we move into 2021.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMIX | CAMYX
Number of Holdings	47
Strategy Assets	$1,016,392 B

AVERAGE ANNUAL TOTAL RETURN(1)
FOR PERIODS ENDED OCTOBER 31, 2020
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-12.07%	-5.64%	-0.47%	3.24%	6.19%
Institutional Class Shares	-11.94%	-5.52%	-0.33%	N/A	3.41%
MSCI EAFE Index	-6.86%	-1.24%	2.85%	3.82%	4.10%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning September 9, 2002 and Institutional Class Shares were offered beginning November 30, 2012. The MSCI EAFE Index annualized inception to date return since September 9, 2002.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND
(UNAUDITED)

Cambiar International Small Cap Fund – The Cambiar International Small Cap Fund posted a total return of -4.89% for the reporting period, compared to the MSCI EAFE Small Cap Index which fell 1.36%, leading to a performance lag against the index of 3.53%. The significant performance discrepancy between value and growth stocks was particularly notable in the small cap international space, where growth stocks returned 10%, while value stocks fell 12% for the fiscal year. This 2000+basis point gap between the two sub-indexes of the EAFE Small Cap Index created both measurement problems vis a vis our effectiveness versus objectives and not surprisingly some significant opportunities in the dislocation. Given the huge gap between growth and value, the Cambiar International Small Cap Fund has performed, broadly speaking, in line with what should be expected—namely, while we underperformed our primary benchmark, the Fund was able to outperform the value sub-index by some 600-700bps. In our view, some normalization of this style discrepancy will help the fund’s relative performance compared to the overall index. This is indeed beginning to play out in the fourth quarter of calendar year 2020, although admittedly outside the timeframe for this performance discussion.

For the reporting period, the performance gap relative to the small cap index came overwhelmingly from stock selection—allocation actually resulted in a modest benefit of some 157bps. The central event driving performance during the period was the global COVID disruption—in many ways a significant proportion of the Fund’s ‘winners’ and ‘losers’ in the year were defined by their relative strength in the global pandemic. Lagging sectors included Consumer Staples, Information Technology, Consumer Discretionary and Industrials. The Staples sector divergence helps illustrate the point. One of the weakest stocks in the period was Greencore Group, a UK-based food company with a strong focus on prepared sandwiches. The majority of these sandwiches are sold in locations that were largely closed during the worst of the shutdowns (although some are sold through the grocery channel). This sharp drop in sales corresponded in a commensurate drop in the stock price. In contrast, Remy Cointreau was an outperformer in the year, as the company was deemed a “COVID winner” by the market. For Remy’s larger end markets such as the United States, “Zoom cocktails” and at-home luxury alcohol consumption made up for lost sales of alcohol in closed restaurants and bars. Remy’s own Cointreau became a huge beneficiary, as margaritas became one of the go-to at-home cocktails, and sales soared. A look into the lagging sectors and the most-impacted names reveals a similar pattern—COVID disruption was the central driver of underperformance.

Outperforming sectors for the timeframe under discussion include Health Care, Real Estate, Energy and Communication Services. The positive contributions derived in Real Estate and Energy were primarily due to the Fund’s exceedingly low (or no) exposure to the sectors, driving a combined allocation benefit north of 300bps. The outstanding sector performance generated in Health Care was roughly even between selection and allocation. Individual outperformers included Zai Lab, Gerresheimer and GN Store Nord. Similar to the Consumer Staples example of underperformance, Communications Services outperformance reflects a sector uniquely positioned to benefit from the global disruption. For example, Schibsted and Autohome represent on-line businesses uniquely positioned to benefit from the digital acceleration seen throughout the world.

To conclude, despite the Fund’s trailing return vs. the MSCI EAFE Small Cap Index, this relative underperformance is somewhat explainable – given the wide divergence in performance on a style basis that took place in fiscal 2020. Likewise, we are quite encouraged by the “normalization” taking place in the fourth quarter of 2020, which has driven sharp outperformance for the Fund and returned the strategy to positive index-relative performance for the calendar year (to date). Finally, Cambiar is optimistic that the opportunistic stance we have taken during the period of disruption, coupled with the very strong quality characteristics of the Fund, should enable to deliver above-benchmark returns for our shareholders in 2021.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMFX
Number of Holdings	46
Strategy Assets	$57,525 B

AVERAGE ANNUAL TOTAL RETURN(1)
FOR PERIODS ENDED OCTOBER 31, 2020
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Institutional Class Shares	-4.89%	0.61%	5.64%	N/A	4.77%
MSCI EAFE Small Cap Index	-1.36%	-0.35%	5.38%	N/A	5.99%

GROWTH OF A $100,000 INVESTMENT

(1) Commenced operations on November 18, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
(UNAUDITED)

Cambiar Global Equity Fund – The Cambiar Global Equity Fund posted a return of -0.17% during the period versus the MSCI World Index return of 4.36% during the same timeframe. The major culprit continued to be the unprecedented gap between Growth and Value with MSCI World Growth outperforming MSCI World Value by nearly 34% during the period. While the Cambiar Global Equity Fund outperformed MSCI World Value by 3.75% during the period, the fund failed to keep up with the broader MSCI World benchmark given our style headwind.

The vast majority of underperformance during the period came from stock selection while allocation provided a 1.4% benefit to the fund. As a result of COVID-19 and subsequent nationwide shutdowns, companies sensitive to overall economic activity namely travel and leisure were hardest hit. This included aerospace related names such as Aercap, Airbus, Delta and Raytheon. Additionally, consumer discretionary names including Accor, Inditex and Booking Holdings were heavily impacted as travel restrictions were put in place. Lastly financial services including banks and insurance companies underperformed in the period as provisions related to potential loan losses and catastrophe insurance weighed on stocks.

Contributors to the portfolio included companies deemed as “Pandemic beneficiaries” as consumers worked and shopped from home. Companies including Prosus, Alibaba, Home Depot and Amazon benefitted as consumers spent more time at home and fixing up their homes. Information technology companies including Marvell, ASML, Skyworks and TSMC all benefitted from being largely immune from COVID-19 disruptions while secular tailwinds from increased 5G smartphone adoption and growth in data helped earnings. Furthermore high quality industrial companies especially those involved in logistics performed well as consumers ordered goods online and delivered to their homes.

To conclude we are pleased first that despite the lag versus the index we have steadily outperformed the value sub-index. Likewise we are quite encouraged by the “normalization” taking place in the fourth quarter of 2020, which has driven outperformance for the quarter to date. And finally we are optimistic that the opportunistic stance we have taken during the period of disruption, coupled with the very strong quality characteristics of the overall portfolio, will serve to extend current strong performance of the Cambiar Global Equity fund into the new year 2021.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMGX
Number of Holdings	48
Strategy Assets	$9,060 B

AVERAGE ANNUAL TOTAL RETURN(1)
FOR PERIODS ENDED OCTOBER 31, 2020
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-0.17%	1.57%	4.16%	N/A	7.67%
MSCI World Index	4.36%	5.96%	8.13%	N/A	9.81%

GROWTH OF A $10,000 INVESTMENT

(1) Commenced operations on November 30, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND
(UNAUDITED)

Cambiar Aggressive Value Fund – The Fund declined 7.44%, versus a 7.57% decline for the Russell 1000® Value Index and a positive 4.36% return for the MSCI World Index during the fiscal year. In May 2020 the Fund reclaimed its original name as the Cambiar Aggressive Value Fund, at the request of the manager and with fund board approval. This fund was incepted in 2007 under this name, but in 2016 it was re-named the Cambiar Global Unconstrained Fund and subsequently the Cambiar Global Ultrafocus Fund in 2017.

The name changes to the two “Global U        ” titles were intended to align the fund with a more descriptive name for improved marketability and benchmarking. However, whether coincidental or not, the fund’s opportunistic and very concentrated strategy seemed at odds and out of step with markets in the 2017 and 2018 time period, generating poorer overall results on the heels of several portfolio misfires and a lack of digital platform businesses. The fund performed better in 2019 but entered 2020 rather heavily exposed to the global travel and aircraft supply spaces – ground zero from a business disruption and capital destruction perspective owing to the pandemic. March 2020 results undid a very solid 2019 in a space of days.

Your fund manager is not a firm believer in spiritual notions such as negative karma or that the name of a financial product wrapper might by lucky or unlucky as the case may be. However, following years of generally successful investing under the unique but provocative Aggressive Value name, I began to question whether we had messed with a good thing that was intended to be what it was (originally) intended to be, upsetting the financial gods in some way. Secondly, with markets and stocks severely disjointed from fair valuations given pandemic-based disruptions, the opportunity set for Aggressive Value to do what it is capable of doing seemed especially strong. There will be no subsequent renaming of Aggressive Value – this is what this fund was always intended to be called, it would seem. Performance following the name change has been very strong, with the fund gaining 16.0% as compared to a 5.6% gain for the Russell 1000® Value index and 11.7% for the MSCI World Index. Yes that’s a little strange to contemplate.

The Fund employs a concentrated strategy, and typically holds 20-30 positions in global equities of varying capitalization ranges. The Fund’s objective is to gain long term capital appreciation by acquiring larger positions in equities that it deems to be distinctly undervalued with a range of drivers and returns, and to seek to achieve this by identifying uniquely attractive buy and sell points in which to build or exit these positions. Due to the concentrated nature of the Fund and the idiosyncratic nature of its positions, performance on a quarterly and annual basis can be very volatile, and for this reporting period, it was true to form. Given the Fund’s more focused portfolio construction approach and long-term performance orientation, investors are encouraged to look at 3-5 year expected holding periods for this strategy.

On a regional basis, the Fund remains tilted to the U.S. markets; the balance of the Fund is primarily invested in Europe/U.K. companies. International stocks in the Fund have performed relatively worse versus U.S. counterparts in 2020.

The investment management landscape has changed significantly since this fund was launched in 2007. At the time, the intent was to deliver something a bit different and unusual in the context of the mutual fund landscape, including concentration, geographic and capitalization opportunism, and some of the features of a two-sided balance sheet. All in a 1940-Act Fund. The Fund has endeavored to have a truly global investment horizon and personality. While this may yet prove valuable, it has been a liability in the landscape of the last decade, where U.S. stocks have enjoyed a historic performance advantage over international counterparts, and valuations have bled northward. The fund is (vastly) tuned down in its use of derivatives, owning none at the end of the fiscal year. However, some swap facilities from the fund’s earlier days remain in place, and can be used for portfolio hedging or to create parent-subsidiary stub equity positions. One position in German telecommunications giant Deutsche Telecom was created through a long / short swap versus its holding in American affiliate T Mobile. We intend to use the swap facility sparingly on a go-forward basis, putting most of the fund’s fate in our selection of unique investment opportunities and letting these positions do the work for fund investors.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMAX
Number of Holdings	31
Strategy Assets	$37,331 B

AVERAGE ANNUAL TOTAL RETURN(1)
FOR PERIODS ENDED OCTOBER 31, 2020
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-7.44%	-3.72%	-1.09%	5.36%	5.43%
MSCI World Index	4.36%	5.96%	8.13%	8.64%	5.07%

GROWTH OF A $10,000 INVESTMENT

(1) Commenced operations on August 31, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.9%

	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 4.5%
L3Harris Technologies	31,000	$4,994,410
Raytheon Technologies	100,000	5,432,000

		10,426,410

AIR FREIGHT & LOGISTICS — 2.9%
United Parcel Service, Cl B	43,000	6,755,730

AIRLINES — 2.1%
Southwest Airlines	121,000	4,783,130

BANKS — 5.5%
JPMorgan Chase	80,000	7,843,200
US Bancorp	125,000	4,868,750

		12,711,950

BIOTECHNOLOGY — 3.8%
Biogen *	15,500	3,907,085
Incyte *	55,000	4,765,200

		8,672,285

BUILDING PRODUCTS — 2.1%
Trane Technologies	37,000	4,911,750

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

CAPITAL MARKETS — 7.0%
Charles Schwab	125,000	$5,138,750
Goldman Sachs Group	36,000	6,805,440
KKR, Cl A	122,000	4,166,300

		16,110,490

CHEMICALS — 5.5%
Corteva	230,000	7,585,400
PPG Industries	40,000	5,188,800

		12,774,200

COMMUNICATION EQUIPMENT — 2.9%
Motorola Solutions	42,000	6,638,520

CONSUMER FINANCE — 3.0%
American Express	75,000	6,843,000

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.7%
Verizon Communications	110,000	6,268,900

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS — 2.2%
TE Connectivity	53,000	5,134,640

FOOD, BEVERAGE & TOBACCO — 2.6%
Sysco	110,000	6,084,100

HEALTH CARE EQUIPMENT & SERVICES — 2.4%
Medtronic	56,000	5,631,920

HEALTH CARE PROVIDERS & SERVICES — 2.1%
Centene *	82,000	4,846,200

HOUSEHOLD PRODUCTS — 2.9%
Colgate-Palmolive	84,000	6,626,760

INDUSTRIAL CONGLOMERATES — 3.0%
3M	43,000	6,878,280

INSURANCE — 2.8%
Chubb	50,000	6,495,500

INTERACTIVE MEDIA & SERVICES — 3.0%
Alphabet, Cl A *	4,300	6,949,273

INTERNET & DIRECT MARKETING RETAIL — 2.6%
Amazon.com *	2,000	6,072,300

IT SERVICES — 2.0%
Visa, Cl A	25,000	4,542,750

MACHINERY — 2.5%
Stanley Black & Decker	35,000	5,817,000

MULTI-UTILITIES — 2.8%
Sempra Energy	52,000	6,518,720

PHARMACEUTICALS — 3.0%
Bristol-Myers Squibb	120,000	7,014,000

REAL ESTATE INVESTMENT TRUSTS — 3.9%
Invitation Homes	150,000	4,089,000
Welltower	90,000	4,839,300

		8,928,300

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

ROAD & RAIL — 4.3%
Uber Technologies *	165,000	$5,512,650
Union Pacific	25,000	4,429,750

		9,942,400

SEMI-CONDUCTORS & EQUIPMENT — 8.3%
Applied Materials	122,000	7,226,060
Marvell Technology Group	200,000	7,502,000
Skyworks Solutions	31,000	4,379,990

		19,108,050

SOFTWARE — 2.5%
VMware, Cl A *	45,000	5,792,850

SPECIALTY RETAIL — 1.8%
Home Depot	8,000	2,133,680
TJX	40,000	2,032,000

		4,165,680

WATER UTILITIES — 2.2%
American Water Works	34,000	5,117,340

TOTAL COMMON STOCK
(Cost $194,409,454)		228,562,428

TOTAL INVESTMENTS— 98.9%
(Cost $194,409,454)		$228,562,428

Percentages are based on Net Assets of $230,991,481.

*	Non-income producing security.

Cl — Class

As of October 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.9%

	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 2.5%
Huntington Ingalls Industries	10,000	$1,474,800

AIR FREIGHT & LOGISTICS — 2.6%
Expeditors International of Washington	17,100	1,511,127

AIRLINES — 2.5%
Alaska Air Group	39,000	1,477,710

BANKS — 2.6%
East West Bancorp	41,000	1,495,680

BIOTECHNOLOGY — 2.3%
Exelixis *	65,000	1,331,200

BUILDING PRODUCTS — 2.7%
AO Smith	29,800	1,540,362

COMMUNICATION EQUIPMENT — 3.1%
Lumentum Holdings *	21,700	1,794,373

CONSUMER FINANCE — 2.6%
Synchrony Financial	60,000	1,501,200

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.6%
Hubbell, Cl B	11,300	1,644,263
IPG Photonics *	8,800	1,636,448

		3,280,711

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

FOOD, BEVERAGE & TOBACCO — 2.5%
Lamb Weston Holdings	23,000	$1,459,350

GAS UTILITIES — 2.5%
Atmos Energy	16,140	1,479,554

HEALTH CARE EQUIPMENT & SERVICES — 2.0%
STERIS	6,600	1,169,454

INSURANCE — 13.3%
American Financial Group	22,700	1,701,138
Arch Capital Group *	45,300	1,368,513
Axis Capital Holdings	36,600	1,562,454
Fidelity National Financial	48,100	1,505,049
Reinsurance Group of America, Cl A	16,000	1,616,320

		7,753,474

IT SERVICES — 10.0%
Amdocs	27,000	1,522,260
Euronet Worldwide *	13,000	1,154,920
Leidos Holdings	18,550	1,539,650
MAXIMUS	23,600	1,594,888

		5,811,718

LIFE SCIENCES TOOLS & SERVICES — 6.6%
Bio-Rad Laboratories, Cl A *	2,000	1,172,840
Bruker	34,200	1,454,868
Charles River Laboratories International *	5,300	1,206,810

		3,834,518

MACHINERY — 5.5%
Lincoln Electric Holdings	16,900	1,720,758
Toro	18,000	1,477,800

		3,198,558

PROFESSIONAL SERVICES — 2.5%
Robert Half International	28,920	1,465,955

REAL ESTATE INVESTMENT TRUSTS — 7.3%
American Homes 4 Rent, Cl A	52,000	1,470,040
National Retail Properties	39,000	1,248,390
VICI Properties	66,100	1,516,995

		4,235,425

ROAD & RAIL — 2.6%
Knight-Swift Transportation Holdings, Cl A	39,000	1,481,610

SEMI-CONDUCTORS & INSTRUMENTS — 5.6%
ON Semiconductor *	65,000	1,630,850
Qorvo *	12,500	1,592,000

		3,222,850

SOFTWARE — 2.6%
Cerence *	28,000	1,528,240

SPECIALTY RETAIL — 4.7%
Burlington Stores *	7,600	1,471,208
Ulta Beauty *	6,200	1,281,974

		2,753,182

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

WATER UTILITIES — 2.7%
Essential Utilities	37,840	$1,559,008

TOTAL COMMON STOCK
(Cost $48,802,407)		56,360,059

TOTAL INVESTMENTS— 96.9%
(Cost $48,802,407)		$56,360,059

Percentages are based on Net Assets of $58,141,193.
*	Non-income producing security.

Cl — Class

As of October 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.0%

	Shares	Value

AEROSPACE & DEFENSE — 4.1%
BWX Technologies	29,000	$1,595,290
Parsons *	51,100	1,610,672

		3,205,962

AIR FREIGHT & LOGISTICS — 4.3%
Forward Air	29,400	1,851,318
Hub Group, Cl A *	30,200	1,513,926

		3,365,244

BANKS — 8.4%
Prosperity Bancshares	29,000	1,598,190
TCF Financial	58,200	1,583,622
United Bankshares	60,000	1,573,800
United Community Banks	85,000	1,779,900

		6,535,512

BIOTECHNOLOGY — 7.0%
Athenex *	69,000	786,600
Emergent BioSolutions *	16,000	1,439,520
Exelixis *	75,500	1,546,240
Luminex	75,500	1,664,020

		5,436,380

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

BUILDING PRODUCTS — 2.3%
PGT Innovations *	108,000	$1,790,640

CHEMICALS — 2.0%
Cabot	41,300	1,569,813

COMMERCIAL SERVICES & SUPPLIES — 1.9%
Healthcare Services Group	64,000	1,464,320

CONSTRUCTION & ENGINEERING — 2.3%
NV5 Global *	31,800	1,783,344

ELECTRIC UTILITIES — 4.5%
IDACORP	19,200	1,684,416
PNM Resources	37,500	1,875,000

		3,559,416

ELECTRICAL EQUIPMENT — 2.2%
EnerSys	23,700	1,696,920

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS — 2.3%
Dolby Laboratories, Cl A	24,500	1,839,460

FOOD PRODUCTS — 4.3%
Hain Celestial Group *	49,000	1,506,750
Sanderson Farms	14,500	1,855,565

		3,362,315

HEALTH CARE EQUIPMENT & SERVICES — 4.1%
Cardiovascular Systems *	46,500	1,657,725
ICU Medical *	8,700	1,546,773

		3,204,498

HEALTH CARE PROVIDERS & SERVICES — 4.1%
BioTelemetry *	36,500	1,554,170
CorVel *	18,300	1,669,326

		3,223,496

HEALTH CARE TECHNOLOGY — 1.7%
HMS Holdings *	51,200	1,362,944

INSURANCE — 10.2%
Axis Capital Holdings	37,500	1,600,875
First American Financial	31,500	1,404,585
James River Group Holdings	37,500	1,752,375
Reinsurance Group of America, Cl A	17,900	1,808,258
RenaissanceRe Holdings	8,900	1,439,308

		8,005,401

IT SERVICES — 3.9%
Perficient *	40,500	1,585,980
WNS Holdings ADR *	25,000	1,441,000

		3,026,980

LIFE SCIENCES TOOLS & SERVICES — 1.9%
Bruker	34,400	1,463,376

MACHINERY — 2.1%
Mueller Water Products, Cl A	161,000	1,667,960

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

PROFESSIONAL SERVICES — 3.8%
Insperity	22,000	$1,684,760
ManpowerGroup	19,200	1,303,104

		2,987,864

REAL ESTATE INVESTMENT TRUSTS — 4.0%
American Homes 4 Rent, Cl A	57,800	1,634,006
Essential Properties Realty Trust	91,500	1,511,580

		3,145,586

REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.4%
Marcus & Millichap *	59,300	1,851,939

SEMI-CONDUCTORS & EQUIPMENT — 6.5%
Advanced Energy Industries *	26,000	1,754,220
Diodes *	32,000	1,850,560
Rambus *	108,000	1,489,320

		5,094,100

SOFTWARE — 3.8%
Bottomline Technologies DE *	32,500	1,290,900
Cerence *	30,500	1,664,690

		2,955,590

TEXTILES, APPAREL & LUXURY GOODS — 2.0%
Carter’s	19,300	1,571,985

WIRELESS TELECOMMUNICATION SERVICES — 0.9%
Telephone and Data Systems	40,000	680,000

TOTAL COMMON STOCK (Cost $68,152,602)		75,851,045

RIGHT — 0.0%

	Number of Rights
Stemline Therapeutics * (Cost $-)	53,978	11,335

TOTAL INVESTMENTS— 97.0% (Cost $68,152,602)		$75,862,380

Percentages are based on Net Assets of $78,245,916.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The following is a list of the level of inputs used as of October 31, 2020, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$75,851,045	$—	$—	$75,851,045
Right	—	—	11,335	11,335

Total Investments in Securities	$75,851,045	$—	$11,335	$75,862,380

For the year ended October 31, 2020, there was a Level 3 security due to the unavailability of quoted prices in active markets.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.4%

	Shares	Value

AUSTRALIA — 1.8%
Brambles	2,673,000	$18,037,958

BELGIUM — 3.3%
KBC Group	339,000	16,747,314
UCB	171,000	16,844,380

		33,591,694

CHINA — 2.7%
Alibaba Group Holding ADR *	93,000	28,336,170

DENMARK — 4.3%
Carlsberg	185,000	23,411,263
Novozymes, Cl B	344,681	20,672,162

		44,083,425

FINLAND — 2.2%
Nordea Bank Abp *	3,072,000	23,069,331

FRANCE — 16.4%
Accor	560,000	14,279,956
Air Liquide	71,000	10,378,990
Airbus	199,000	14,520,853
Capgemini	193,000	22,324,873
Cie de Saint-Gobain	612,000	23,918,307

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

FRANCE — continued
Danone	326,000	$17,986,498
Pernod Ricard	199,221	32,071,151
Sanofi	252,000	22,745,395
Total	359,000	10,841,827

		169,067,850

GERMANY — 13.5%
Deutsche Boerse	121,000	17,788,601
Deutsche Post	560,000	24,796,780
Merck KGaA	228,073	33,828,541
RWE	557,000	20,599,778
SAP	211,000	22,483,972
Siemens	166,000	19,483,154

		138,980,826

HONG KONG — 3.8%
AIA Group	2,357,000	22,377,787
Sands China	4,903,000	17,287,075

		39,664,862

ITALY — 2.1%
Enel	2,725,000	21,715,667

JAPAN — 8.0%
FANUC	127,000	26,967,241
Hitachi	660,000	22,234,349
Murata Manufacturing	479,955	33,475,034

		82,676,624

NETHERLANDS — 9.3%
ASML Holding	57,139	20,684,838
Koninklijke Ahold Delhaize	806,000	22,132,683
Koninklijke Philips	436,276	20,210,382
Prosus	332,000	33,115,137

		96,143,040

NORWAY — 1.8%
DNB *	1,364,000	18,373,070

SINGAPORE — 2.1%
DBS Group Holdings	1,438,000	21,487,654

SPAIN — 2.8%
Industria de Diseno Textil	1,189,060	29,358,072

SWITZERLAND — 9.6%
Adecco Group	401,000	19,635,369
Julius Baer Group	529,000	23,644,830
Roche Holding	64,000	20,594,069
Temenos	140,000	15,033,284
Zurich Insurance Group	62,000	20,580,322

		99,487,874

TAIWAN — 2.0%
Taiwan Semiconductor Manufacturing ADR	250,907	21,043,570

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

UNITED KINGDOM — 10.7%
Anglo American	1,341,000	$31,487,994
BAE Systems	3,040,000	15,612,718
London Stock Exchange Group	227,000	24,337,916
Reckitt Benckiser Group	238,107	20,937,759
Smith & Nephew ADR	521,000	18,271,470

		110,647,857

UNITED STATES — 2.0%
Yum China Holdings	387,499	20,626,572

TOTAL COMMON STOCK
(Cost $967,555,337)		1,016,392,116

TOTAL INVESTMENTS — 98.4%
(Cost $967,555,337)		$1,016,392,116

Percentages are based on Net Assets of $1,032,511,156.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The following is a list of the level of inputs used as of October 31, 2020, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock
Australia	$—	$18,037,958	$—	$18,037,958
Belgium	—	33,591,694	—	33,591,694
China	28,336,170	—	—	28,336,170
Denmark	—	44,083,425	—	44,083,425
Finland	—	23,069,331	—	23,069,331
France	—	169,067,850	—	169,067,850
Germany	—	138,980,826	—	138,980,826
Hong Kong	—	39,664,862	—	39,664,862
Italy	—	21,715,667	—	21,715,667
Japan	—	82,676,624	—	82,676,624
Netherlands	—	96,143,040	—	96,143,040
Norway	—	18,373,070	—	18,373,070
Singapore	—	21,487,654	—	21,487,654
Spain	—	29,358,072	—	29,358,072
Switzerland	—	99,487,874	—	99,487,874
Taiwan	21,043,570	—	—	21,043,570
United Kingdom	18,271,470	92,376,387	—	110,647,857
United States	20,626,572	—	—	20,626,572

Total Common Stock	88,277,782	928,114,334	—	1,016,392,116

Total Investments in Securities	$88,277,782	$928,114,334	$—	$1,016,392,116

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.3%

	Shares	Value

ARGENTINA — 1.6%
Despegar.com *	140,006	$952,041

BRAZIL — 2.1%
Pagseguro Digital, Cl A *	34,826	1,274,980

CHINA — 4.4%
Autohome ADR	14,382	1,374,200
Zai Lab ADR *	15,615	1,281,211

		2,655,411

DENMARK — 2.6%
GN Store Nord	22,017	1,583,343

FINLAND — 2.4%
Nokian Renkaat	46,692	1,438,080

FRANCE — 9.5%
Eurazeo	25,569	1,166,489
Euronext	12,236	1,280,706
Fnac Darty	24,050	1,033,342
Remy Cointreau	7,081	1,195,364
Virbac *	4,909	1,142,989

		5,818,890

GERMANY — 14.2%
Brenntag	28,101	1,794,840
Gerresheimer	11,648	1,171,083
HOCHTIEF	11,453	844,963

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

GERMANY — continued
KION Group	15,419	$1,199,320
MTU Aero Engines	7,468	1,275,168
Rheinmetall	14,763	1,078,929
Scout24	16,434	1,323,597

		8,687,900

HONG KONG — 1.9%
ASM Pacific Technology	117,832	1,186,335

HUNGARY — 2.6%
Richter Gedeon Nyrt	76,548	1,560,125

ITALY — 5.8%
Azimut Holding	66,384	1,123,464
Buzzi Unicem	61,327	1,328,956
Technogym	146,532	1,094,999

		3,547,419

JAPAN — 14.5%
Ichigo	428,600	1,213,729
Kakaku.com	55,500	1,473,457
Matsumotokiyoshi Holdings	39,500	1,456,955
OKUMA	27,050	1,307,956
Ryohin Keikaku	88,700	1,859,505
Taiyo Yuden	41,800	1,544,313

		8,855,915

LUXEMBOURG — 2.0%
L’Occitane International	676,600	1,239,715

MEXICO — 2.0%
Coca-Cola FEMSA ADR	32,243	1,221,687

NORWAY — 2.3%
Schibsted, Cl A	34,269	1,395,536

PORTUGAL — 2.6%
EDP Renovaveis	81,975	1,561,773

SPAIN — 5.7%
Almirall	112,248	1,207,520
Cia de Distribucion Integral Logista Holdings	62,802	1,062,200
Red Electrica	67,665	1,193,413

		3,463,133

SWITZERLAND — 1.6%
Landis+Gyr Group *	17,655	988,179

UNITED KINGDOM — 15.1%
Ashmore Group	262,500	1,212,158
Britvic	127,225	1,216,176
Electrocomponents	149,591	1,316,877
Greggs	61,356	1,024,791
Hargreaves Lansdown	74,081	1,301,885
Lancashire Holdings	137,429	1,133,752
Tate & Lyle	141,750	1,092,356
Virgin Money UK	769,912	930,999

		9,228,994

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

UNITED STATES — 1.4%
Lazard, Cl A (A)	25,717	$865,891

TOTAL COMMON STOCK (Cost $47,753,732)		57,525,347

TOTAL INVESTMENTS — 94.3% (Cost $47,753,732)		$57,525,347

Percentages are based on Net Assets of $61,002,625.
(A)	Securities considered Master Limited Partnerships. At October 31, 2020, these securities amounted $865,891 or 1.4% of Net Assets.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The following is a list of the level of inputs used as of October 31, 2020, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$952,041	$—	$—	$952,041
Brazil	1,274,980	—	—	1,274,980
China	2,655,411	—	—	2,655,411
Denmark	—	1,583,343	—	1,583,343
Finland	—	1,438,080	—	1,438,080
France	—	5,818,890	—	5,818,890
Germany	—	8,687,900	—	8,687,900
Hong Kong	—	1,186,335	—	1,186,335
Hungary	—	1,560,125	—	1,560,125
Italy	—	3,547,419	—	3,547,419
Japan	—	8,855,915	—	8,855,915
Luxembourg	—	1,239,715	—	1,239,715
Mexico	1,221,687	—	—	1,221,687
Norway	—	1,395,536	—	1,395,536
Portugal	—	1,561,773	—	1,561,773
Spain	—	3,463,133	—	3,463,133
Switzerland	—	988,179	—	988,179
United Kingdom	—	9,228,994	—	9,228,994
United States	865,891	—	—	865,891

Total Common Stock	6,970,010	50,555,337	—	57,525,347

Total Investments in Securities	$6,970,010	$50,555,337	$—	$57,525,347

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.3%

	Shares	Value

BELGIUM — 3.2%
KBC Group ADR	6,313	$156,436
UCB ADR	2,906	142,619

		299,055

CHINA — 2.0%
Alibaba Group Holding ADR *	621	189,212

FRANCE — 9.4%
Accor ADR	32,273	164,915
Airbus ADR	9,867	180,270
Capgemini ADR	8,083	186,717
Danone ADR	14,177	157,365
Pernod Ricard ADR	5,591	180,534

		869,801

GERMANY — 7.6%
Deutsche Boerse ADR	12,271	180,875
Deutsche Post ADR	4,292	189,492
Merck KGaA ADR	6,534	193,536
SAP ADR	1,310	139,947

		703,850

HONG KONG — 2.1%
AIA Group ADR	4,984	189,741

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

ITALY — 1.9%
Enel ADR	21,794	$172,826

NETHERLANDS — 6.9%
ASML Holding ADR	525	189,635
Koninklijke Philips ADR	3,841	178,607
Prosus ADR	13,182	263,772

		632,014

SPAIN — 1.9%
Industria de Diseno Textil ADR	13,778	171,398

SWITZERLAND — 1.8%
Roche Holding ADR	4,227	169,038

TAIWAN — 2.1%
Taiwan Semiconductor Manufacturing ADR	2,350	197,094

UNITED KINGDOM — 3.8%
Reckitt Benckiser Group ADR	10,201	180,048
Smith & Nephew ADR	4,732	165,951

		345,999

UNITED STATES — 55.6%
3M	1,144	182,994
Alphabet *	160	258,578
Amazon.com *	73	221,639
American Express	1,767	161,221
Biogen *	649	163,593
Burlington Stores *	974	188,547
Charles Schwab	4,923	202,384
Chubb	1,579	205,128
Colgate-Palmolive	3,050	240,615
Corteva	5,729	188,942
Expeditors International of Washington	2,204	194,768
Home Depot	661	176,295
Incyte *	2,211	191,561
KKR	5,393	184,171
L3Harris Technologies	1,066	171,743
Marvell Technology Group	4,458	167,220
Medtronic	1,858	186,859
Motorola Solutions	1,505	237,880
Rockwell Automation	817	193,727
Sysco	3,703	204,813
Trane Technologies	1,481	196,603
Uber Technologies *	5,870	196,117
Ulta Beauty *	875	180,924
Union Pacific	989	175,241
Visa	1,264	229,681
VMware, Cl A *	1,698	218,584

		5,119,828

TOTAL COMMON STOCK (Cost $8,261,977)		9,059,856

TOTAL INVESTMENTS — 98.3% (Cost $8,261,977)		$9,059,856

Percentages are based on Net Assets of $9,213,282.
*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
OCTOBER 31, 2020

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.2%

	Shares	Value

FRANCE — 12.4%
Airbus ADR	85,000	$1,552,950
Capgemini ADR	65,000	1,501,500
Sanofi ADR	36,000	1,630,800

		4,685,250

GERMANY — 9.2%
Deutsche Post ADR	17,000	753,153
Merck KGaA ADR	11,000	1,628,932
RWE ADR	30,000	1,109,700

		3,491,785

NETHERLANDS — 4.0%
Prosus ADR	75,000	1,500,750

SWITZERLAND — 2.6%
Adecco Group ADR	40,000	977,000

UNITED KINGDOM — 6.2%
Anglo American ADR	110,000	1,311,200
BAE Systems ADR	200,000	1,028,631

		2,339,831

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

UNITED STATES — 64.8%
3M	9,000	$1,439,640
Advanced Energy Industries *	18,000	1,214,460
Air Lease	42,000	1,144,080
Alphabet *	900	1,454,499
American Express	20,000	1,824,800
Applied Materials	30,000	1,776,900
Corteva	60,000	1,978,800
Deutsche Telekom ADR	50,000	760,500
Goldman Sachs Group	9,000	1,701,360
JPMorgan Chase	16,000	1,568,640
Lumentum Holdings *	17,000	1,405,730
Marvell Technology Group	42,000	1,575,420
Motorola Solutions	9,500	1,501,570
Sysco	19,000	1,050,890
Uber Technologies *	42,000	1,403,220
VICI Properties **	68,000	1,560,600
VMware, Cl A *	9,000	1,158,570

		24,519,679

TOTAL COMMON STOCK
(Cost $33,290,630)		37,514,295

TOTAL INVESTMENTS — 99.2%
(Cost $33,290,630)		$37,514,295

Percentages are based on Net Assets of $37,808,010.

*	Non-income producing security.
**	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

A list of the OTC swap agreements held by the Fund at October 31, 2020, is as follows:

			Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Goldman Sachs	Deutsche Telekom Effective Rate 0.54%	Fixed Nominal	Total Return	Annual	11/16/2021	USD	(3,428,500)	$(387,412)	$–	$(387,412)
Goldman Sachs	T-Mobile Effective Rate -0.31%	Fixed Nominal	Total Return	Annual	11/16/2021	USD	2,668,128	202,396	–	202,396

								$(185,016)	$–	$(185,016)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND
OCTOBER 31, 2020

The following is a list of the level of inputs used as of October 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
France	$4,685,250	$—	$—	$4,685,250
Germany	3,491,785	—	—	3,491,785
Netherlands	1,500,750	—	—	1,500,750
Switzerland	977,000	—	—	977,000
United Kingdom	2,339,831	—	—	2,339,831
United States	24,519,679	—	—	24,519,679

Total Common Stock	37,514,295	—	—	37,514,295

Total Investments in Securities	$37,514,295	$—	$—	$37,514,295

Other Financial Instruments	Level 1	Level 2	Level 3	Total
OTC Total Return Swap Contracts *
Unrealized Appreciation	$—	$202,396	$—	$202,396
Unrealized Depreciation	—	(387,412)	—	(387,412)

Total Other Financial Instruments	$—	$(185,016)	$—	$(185,016)

*	Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	Opportunity Fund	SMID Fund

Assets:
Cost of securities	$194,409,454	$48,802,407

Investments in securities at value	$228,562,428	$56,360,059
Cash equivalents	3,554,261	1,614,122
Receivable for capital shares sold	1,814,256	214,097
Dividends receivable	250,263	52,576
Prepaid expenses	18,673	16,519

Total Assets	234,199,881	58,257,373

Liabilities:
Payable for investment securities purchased	2,620,597	—
Payable for capital shares redeemed	396,203	24,824
Investment Adviser fees payable	95,042	26,999
Audit fees payable	25,490	25,490
Shareholder servicing fees payable	19,518	19,678
Payable due to administrator	10,902	2,846
Payable due to trustees	3,755	995
Chief Compliance Officer fees payable	1,031	567
Other accrued expenses	35,862	14,781

Total Liabilities	3,208,400	116,180

Net Assets	$230,991,481	$58,141,193

Net Assets:
Paid-in Capital	$187,288,099	$51,671,125
Total distributable earnings	43,703,382	6,470,068

Net Assets	$230,991,481	$58,141,193

Investor Class Shares:
Net Assets	$103,902,855	$53,396,277
Total shares outstanding at end of year	4,708,603	3,062,956
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$22.07	$17.43

Institutional Class Shares:
Net Assets	$127,088,626	$4,744,916
Total shares outstanding at end of year	5,775,760	272,058
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$22.00	$17.44

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	Small Cap Fund	International Equity Fund

Assets:
Cost of securities	$68,152,602	$967,555,337

Investments in securities at value	$75,862,380	$1,016,392,116
Cash equivalents	2,216,155	16,524,609
Receivable for investment securities sold	—	11,902,070
Receivable for capital shares sold	323,957	1,542,812
Dividends receivable	11,557	1,356,557
Receivable for dividend tax reclaim	—	8,039,779
Unrealized appreciation on foreign currency spot contracts	—	2,094
Prepaid expenses	19,625	21,229

Total Assets	78,433,674	1,055,781,266

Liabilities:
Payable for capital shares redeemed	97,923	1,938,893
Investment Adviser fees payable	40,536	763,941
Audit fees payable	25,490	25,490
Payable due to administrator	3,725	51,258
Payable due to trustees	1,301	17,903
Shareholder servicing fees payable	1,227	88,963
Chief Compliance Officer fees payable	618	3,407
Payable for investment securities purchased	—	20,159,014
Other accrued expenses	16,938	221,241

Total Liabilities	187,758	23,270,110

Net Assets	$78,245,916	$1,032,511,156

Net Assets:
Paid-in Capital	$72,176,416	$1,190,084,903
Total distributable earnings (loss)	6,069,500	(157,573,747)

Net Assets	$78,245,916	$1,032,511,156

Investor Class Shares:
Net Assets	$36,234,156	$194,941,054
Total shares outstanding at end of year	2,427,232	8,730,367
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$14.93	$22.33

Institutional Class Shares:
Net Assets	$42,011,760	$837,570,102
Total shares outstanding at end of year	2,729,224	37,431,213
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$15.39	$22.38

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	International Small Cap Fund	Global Equity Fund

Assets:
Cost of securities	$47,753,732	$8,261,977

Investments in securities at value	$57,525,347	$9,059,856
Cash equivalents	3,323,758	163,384
Receivable for capital shares sold	166,346	309
Receivable due from Investment Adviser	—	2,892
Dividends receivable	78,600	4,388
Receivable for dividend tax reclaim	32,289	13,334
Prepaid expenses	11,295	5,108

Total Assets	61,137,635	9,249,271

Liabilities:
Payable for capital shares redeemed	48,750	—
Investment Adviser fees payable	31,601	—
Audit fees payable	25,490	25,490
Payable due to custodian	9,092	2,500
Shareholder servicing fees payable	7,238	2,574
Payable due to administrator	2,934	452
Payable due to trustees	1,015	159
Chief Compliance Officer fees payable	570	427
Other accrued expenses	8,320	4,387

Total Liabilities	135,010	35,989

Net Assets	$61,002,625	$9,213,282

Net Assets:
Paid-in Capital	$49,746,575	$7,793,871
Total distributable earnings	11,256,050	1,419,411

Net Assets	$61,002,625	$9,213,282

Investor Class Shares:
Net Assets	N/A	$9,213,282
Total shares outstanding at end of year	N/A	756,990
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	N/A	$12.17

Institutional Class Shares:
Net Assets	$61,002,625	N/A
Total shares outstanding at end of period	5,404,387	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$11.29	N/A

Amounts	designated as “-” are $0 or have been rounded to $0.

N/A	– Not Applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

STATEMENT OF ASSETS AND LIABILITIES

Aggressive Value Fund
Assets:
Cost of securities	$33,290,630

Investments in securities at value	$37,514,295
Cash equivalents	221,595
Receivable for investment securities sold	1,357,509
Unrealized appreciation on equity swaps	202,396
Receivable for capital shares sold	754
Dividends receivable	58,271
Receivable for dividend tax reclaim	182,790
Unrealized appreciation on foreign currency spot contracts	2
Prepaid expenses	13,095

Total Assets	39,550,707

Liabilities:
Payable for investment securities purchased	1,274,226
Unrealized depreciation on equity swaps	387,412
Audit fees payable	25,490
Shareholder servicing fees payable	20,734
Investment Adviser fees payable	17,460
Payable for capital shares redeemed	3,056
Payable due to administrator	1,851
Payable due to trustees	644
Chief Compliance Officer fees payable	509
Other accrued expenses	11,315

Total Liabilities	1,742,697

Net Assets	$37,808,010

Net Assets:
Paid-in Capital	$62,053,111
Total distributable loss	(24,245,101)

Net Assets	$37,808,010

Investor Class Shares:
Net Assets	$37,808,010
Total shares outstanding at end of year	2,209,878
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$17.11

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2020

STATEMENTS OF OPERATIONS

	Opportunity Fund	SMID Fund
Investment Income
Dividends	$ 4,522,066	$ 970,573
Interest	38,267	14,973

Total Investment Income	4,560,333	985,546

Expenses
Investment Advisory Fees	1,302,410	459,954
Shareholder Servicing Fees - Investor Class Shares	191,529	52,949
Administration Fees	114,199	30,323
Trustees’ Fees	11,689	3,110
Chief Compliance Officer Fees	2,951	1,605
Transfer Agent Fees	72,208	46,052
Registration & Filing Fees	37,367	39,906
Printing Fees	29,232	9,329
Audit Fees	24,877	24,877
Legal Fees	12,107	3,233
Custodian Fees	10,351	5,000
Pricing Fees	1,962	1,683
Other Expenses	13,061	4,467

Total Expenses	1,823,943	682,488

Less:
Investment Advisory Fees Waiver	(217,613)	(140,439)
Fees Paid Indirectly (Note 3)	(4,514)	(132)

Net Expenses	1,601,816	541,917

Net Investment Income	2,958,517	443,629

Net Realized Gain (Loss) on Investments	10,431,008	(1,274,457)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,597,741	(33,399)

Net Gain (Loss) on Investments	12,028,749	(1,307,856)

Net Increase (Decrease) in Net Assets from Operations	$ 14,987,266	$ (864,227)

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2020

STATEMENTS OF OPERATIONS

	Small Cap Fund	International Equity Fund
Investment Income
Dividends	$ 1,094,003	$ 33,457,198
Interest	13,635	154,606
Less: Foreign Taxes Withheld	(3,912)	(2,692,303)

Total Investment Income	1,103,726	30,919,501

Expenses
Investment Advisory Fees	644,636	14,399,923
Shareholder Servicing Fees - Investor Class Shares	55,420	398,141
Administration Fees	39,871	840,598
Trustees’ Fees	4,092	82,446
Chief Compliance Officer Fees	1,760	14,023
Transfer Agent Fees	48,756	287,470
Registration & Filing Fees	34,805	58,071
Audit Fees	24,877	25,550
Printing Fees	13,857	118,545
Custodian Fees	5,443	379,800
Legal Fees	4,211	82,472
Pricing Fees	1,879	6,797
Other Expenses	7,788	90,322

Total Expenses	887,395	16,784,158

Less:
Investment Advisory Fees Waiver	(148,323)	(1,872,945)
Fees Paid Indirectly (Note 3)	(1,087)	(4,787)

Net Expenses	737,985	14,906,426

Net Investment Income	365,741	16,013,075

Net Realized Loss on Investments	(1,673,970)	(12,945,787)
Net Realized Loss on Foreign Currency Transactions	—	(457,575)
Net Change in Unrealized Depreciation on Investments	(2,762,996)	(272,463,009)
Net Change in Appreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	397,758

Net Loss on Investments and Foreign Currency Transactions	(4,436,966)	(285,468,613)

Net Decrease in Net Assets from Operations	$ (4,071,225)	$ (269,455,538)

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2020

STATEMENTS OF OPERATIONS

	International Small Cap Fund	Global Equity Fund
Investment Income
Dividends	$ 692,171	$ 152,011
Interest	3,830	1,072
Less: Foreign Taxes Withheld	(72,579)	(9,261)

Total Investment Income	623,422	143,822

Expenses
Investment Advisory Fees	301,351	75,827
Shareholder Servicing Fees - Institutional Class Shares	33,482	—
Shareholder Servicing Fees - Investor Class Shares	—	8,095
Administration Fees	18,031	5,311
Trustees’ Fees	1,942	541
Chief Compliance Officer Fees	1,423	1,203
Custodian Fees	34,963	10,048
Registration & Filing Fees	28,233	24,989
Audit Fees	25,549	25,549
Transfer Agent Fees	24,732	19,913
Printing Fees	6,833	2,035
Legal Fees	2,285	557
Pricing Fees	983	1,380
Other Expenses	4,086	2,011

Total Expenses	483,893	177,459

Less:
Investment Advisory Fees Waiver	(132,308)	(75,827)
Reimbursement of other operating expenses	—	(12,666)
Fees Paid Indirectly (Note 3)	(18)	(42)

Net Expenses	351,567	88,924

Net Investment Income	271,855	54,898

Net Realized Gain on Investments	1,171,522	672,378
Net Realized Gain on Foreign Currency Transactions	39,632	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	9,515,459	(800,839)
Net Change in Appreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	1,318	—

Net Gain (Loss) on Investments and Foreign Currency Transactions	10,727,931	(128,461)

Net Increase (Decrease) in Net Assets from Operations	$ 10,999,786	$ (73,563)

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2020

STATEMENT OF OPERATIONS

Aggressive Value Fund
Investment Income
Dividends	$ 898,102
Interest	5,550
Less: Foreign Taxes Withheld	(21,877)

Total Investment Income	881,775

Expenses
Investment Advisory Fees	416,693
Shareholder Servicing Fees - Investor Class Shares	46,279
Administration Fees	24,271
Trustees’ Fees	2,426
Chief Compliance Officer Fees	1,497
Audit Fees	26,638
Transfer Agent Fees	25,773
Registration & Filing Fees	22,758
Custodian Fees	12,510
Printing Fees	5,775
Legal Fees	2,498
Pricing Fees	1,752
Other Expenses	8,242

Total Expenses	597,112

Less:
Investment Advisory Fees Waiver	(110,456)
Fees Paid Indirectly (Note 3)	(528)

Net Expenses	486,128

Net Investment Income	395,647

Net Realized Loss on Investments	(5,052,666)
Net Realized Gain on Foreign Currency Transactions	1,577
Net Change in Unrealized Appreciation on Investments	264,307
Net Change in Unrealized Depreciation on Equity Swaps	(185,015)
Net Change in Appreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	3,373

Net Loss on Investments, Equity Swaps and Foreign Currency Transactions	(4,968,424)

Net Decrease in Net Assets from Operations	$ (4,572,777)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$2,958,517	$4,143,159
Net Realized Gain on Investments	10,431,008	19,243,437
Net Change in Unrealized Appreciation on Investments	1,597,741	4,391,081

Net Increase in Net Assets Resulting from Operations	14,987,266	27,777,677

Distributions:
Investor Class Shares	(10,062,977)	(12,108,654)
Institutional Class Shares	(11,285,396)	(17,563,370)

Total Distributions	(21,348,373)	(29,672,024)

Capital Share Transactions:
Investor Class Shares
Issued	10,701,744	2,884,966
Reinvestment of Dividends	9,390,640	11,279,798
Redeemed	(19,837,876)	(23,080,698)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	254,508	(8,915,934)

Institutional Class Shares
Issued	47,444,160	9,230,803
Reinvestment of Dividends	10,701,041	16,562,925
Redeemed	(50,711,889)	(70,185,731)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	7,433,312	(44,392,003)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,687,820	(53,307,937)

Total Increase (Decrease) in Net Assets	1,326,713	(55,202,284)
Net Assets:
Beginning of year	229,664,768	284,867,052

End of year	$230,991,481	$229,664,768

Share Transactions:
Investor Class Shares
Issued	482,329	141,869
Reinvestment of Dividends	421,808	617,059
Redeemed	(953,620)	(1,109,494)

Total Decrease in Investor Class Shares	(49,483)	(350,566)

Institutional Class Shares
Issued	2,319,861	460,725
Reinvestment of Dividends	482,547	908,338
Redeemed	(2,434,750)	(3,462,494)

Total Increase (Decrease) in Institutional Class Shares	367,658	(2,093,431)

Net Increase (Decrease) in Shares Outstanding	318,175	(2,443,997)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$443,629	$275,696
Net Realized Gain (Loss) on Investments	(1,274,457)	2,500,923
Net Change in Unrealized Appreciation (Depreciation) on Investments	(33,399)	3,741,695

Net Increase (Decrease) in Net Assets Resulting from Operations	(864,227)	6,518,314

Distributions:
Investor Class Shares	(2,275,348)	(2,319,445)
Institutional Class Shares	(200,037)	(229,142)

Total Distributions	(2,475,385)	(2,548,587)

Capital Share Transactions:
Investor Class Shares
Issued	33,455,634	29,504,154
Reinvestment of Dividends	2,275,347	2,315,858
Redemption Fees — Note 2	6,305	570
Redeemed	(28,017,720)	(22,512,650)

Net Increase in Net Assets from Investor Class Share Transactions	7,719,566	9,307,932

Institutional Class Shares
Issued	694,630	440,915
Reinvestment of Dividends	200,037	229,142
Redeemed	(442,660)	(168,210)

Net Increase in Net Assets from Institutional Class Share Transactions	452,007	501,847

Net Increase in Net Assets from Capital Share Transactions	8,171,573	9,809,779

Total Increase in Net Assets	4,831,961	13,779,506
Net Assets:
Beginning of year	53,309,232	39,529,726

End of year	$58,141,193	$53,309,232

Share Transactions:
Investor Class Shares
Issued	2,081,963	1,701,060
Reinvestment of Dividends	117,306	152,670
Redeemed	(1,725,796)	(1,322,562)

Total Increase in Investor Class Shares	473,473	531,168

Institutional Class Shares
Issued	41,206	25,481
Reinvestment of Dividends	10,310	15,107
Redeemed	(28,576)	(9,181)

Total Increase in Institutional Class Shares	22,940	31,407

Net Increase in Shares Outstanding	496,413	562,575

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$365,741	$510,258
Net Realized Gain (Loss) on Investments	(1,673,970)	4,976,691
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,762,996)	4,365,887

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,071,225)	9,852,836

Distributions:
Investor Class Shares	(1,997,948)	(8,179,925)
Institutional Class Shares	(1,993,116)	(11,772,769)

Total Distributions	(3,991,064)	(19,952,694)

Capital Share Transactions:
Investor Class Shares
Issued	5,587,752	5,309,576
Reinvestment of Dividends	1,941,834	7,742,804
Redemption Fees — Note 2	—	157
Redeemed	(9,418,970)	(16,757,893)

Net Decrease in Net Assets from Investor Class Share Transactions	(1,889,384)	(3,705,356)

Institutional Class Shares
Issued	13,376,268	7,898,337
Reinvestment of Dividends	1,779,842	11,483,412
Redemption Fees — Note 2	—	361
Redeemed	(11,994,323)	(42,255,268)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	3,161,787	(22,873,158)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,272,403	(26,578,514)

Total Decrease in Net Assets	(6,789,886)	(36,678,372)
Net Assets:
Beginning of year	85,035,802	121,714,174

End of year	$78,245,916	$85,035,802

Share Transactions:
Investor Class Shares
Issued	414,477	361,634
Reinvestment of Dividends	117,594	584,789
Redeemed	(646,338)	(1,085,934)

Total Decrease in Investor Class Shares	(114,267)	(139,511)

Institutional Class Shares
Issued	914,108	475,377
Reinvestment of Dividends	104,527	842,462
Redeemed	(792,078)	(2,638,974)

Total Increase (Decrease) in Institutional Class Shares	226,557	(1,321,135)

Net Increase (Decrease) in Shares Outstanding	112,290	(1,460,646)

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$16,013,075	$82,642,756
Net Realized Loss on Investments	(12,945,787)	(200,411,791)
Net Realized Gain (Loss) on Foreign Currency Transactions	(457,575)	25,888
Net Change in Unrealized Appreciation (Depreciation) on Investments	(272,463,009)	250,188,168
Net Change in Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	397,758	1,431

Net Increase (Decrease) in Net Assets Resulting from Operations	(269,455,538)	132,446,452

Distributions:
Investor Class Shares	(15,453,840)	(5,153,399)
Institutional Class Shares	(65,082,070)	(23,811,548)

Total Distributions	(80,535,910)	(28,964,947)

Capital Share Transactions:
Investor Class Shares
Issued	66,785,332	133,993,911
Reinvestment of Dividends	12,530,037	3,918,101
Redemption Fees — Note 2	17,617	13,632
Redeemed	(259,830,961)	(413,760,468)

Net Decrease in Net Assets from Investor Class Share Transactions	(180,497,975)	(275,834,824)

Institutional Class Shares
Issued	392,943,265	746,053,687
Reinvestment of Dividends	27,430,490	10,701,771
Redemption Fees — Note 2	65,144	22,182
Redeemed	(1,239,825,058)	(1,427,475,420)

Net Decrease in Net Assets from Institutional Class Share Transactions	(819,386,159)	(670,697,780)

Net Decrease in Net Assets from Capital Share Transactions	(999,884,134)	(946,532,604)

Total Decrease in Net Assets	(1,349,875,582)	(843,051,099)
Net Assets:
Beginning of year	2,382,386,738	3,225,437,837

End of year	$1,032,511,156	$2,382,386,738

Share Transactions:
Investor Class Shares
Issued	2,914,796	5,453,902
Reinvestment of Dividends	469,818	170,615
Redeemed	(11,978,212)	(16,700,834)

Total Decrease in Investor Class Shares	(8,593,598)	(11,076,317)

Institutional Class Shares
Issued	17,837,506	30,238,108
Reinvestment of Dividends	1,027,744	465,509
Redeemed	(54,687,390)	(57,616,778)

Total Decrease in Institutional Class Shares	(35,822,140)	(26,913,161)

Net Decrease in Shares Outstanding	(44,415,738)	(37,989,478)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$271,855	$40,874
Net Realized Gain on Investments	1,171,522	2,707
Net Realized Gain on Foreign Currency Transactions	39,632	559
Net Change in Unrealized Appreciation on Investments	9,515,459	262,884
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	1,318	(56)

Net Increase in Net Assets Resulting from Operations	10,999,786	306,968

Distributions:	(39,907)	(109,166)

Capital Share Transactions:
Issued	52,110,831	476,404
Reinvestment of Dividends	39,907	109,166
Redemption Fees — Note 2	5,898	—
Redeemed	(4,802,761)	(322,864)

Net Increase in Net Assets from Capital Share Transactions	47,353,875	262,706

Total Increase in Net Assets	58,313,754	460,508

Net Assets:
Beginning of year	2,688,871	2,228,363

End of year	$61,002,625	$2,688,871

Share Transactions:
Issued	5,608,404	42,389
Reinvestment of Dividends	3,218	10,803
Redeemed	(430,554)	(28,566)

Net Increase in Shares Outstanding	5,181,068	24,626

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$54,898	$258,831
Net Realized Gain on Investments	672,378	446,099
Net Change in Unrealized Appreciation (Depreciation) on Investments	(800,839)	495,664

Net Increase (Decrease) in Net Assets Resulting from Operations	(73,563)	1,200,594

Distributions:	(622,562)	(438,196)

Capital Share Transactions:
Issued	805,729	1,371,942
Reinvestment of Dividends	622,562	437,059
Redemption Fees — Note 2	212	—
Redeemed	(2,979,798)	(3,031,676)

Net Decrease in Net Assets from Capital Share Transactions	(1,551,295)	(1,222,675)

Total Decrease in Net Assets	(2,247,420)	(460,277)

Net Assets:
Beginning of year	11,460,702	11,920,979

End of year	$9,213,282	$11,460,702

Share Transactions:
Issued	69,423	115,360
Reinvestment of Dividends	47,820	40,695
Redeemed	(251,409)	(254,138)

Net Decrease in Shares Outstanding	(134,166)	(98,083)

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$395,647	$761,776
Net Realized Loss on Investments	(5,052,666)	(2,384,564)
Net Realized Gain (Loss) on Foreign Currency Transactions	1,577	(6,839)
Net Change in Unrealized Appreciation on Investments	264,307	4,607,728
Net Change in Unrealized (Depreciation) on Equity Swaps	(185,015)	-
Net Change in Unrealized Appreciation on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	3,373	384

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,572,777)	2,978,485

Distributions:	(755,037)	(594,681)

Capital Share Transactions:
Issued	1,271,091	1,499,973
Reinvestment of Dividends	747,912	588,664
Redemption Fees — Note 2	155	4,593
Redeemed	(13,618,625)	(30,220,878)

Net Decrease in Net Assets from Capital Share Transactions	(11,599,467)	(28,127,648)

Total Decrease in Net Assets	(16,927,281)	(25,743,844)

Net Assets:
Beginning of year	54,735,291	80,479,135

End of year	$37,808,010	$54,735,291

Share Transactions:
Issued	72,311	87,460
Reinvestment of Dividends	38,023	38,576
Redeemed	(822,943)	(1,802,881)

Net Decrease in Shares Outstanding	(712,609)	(1,676,845)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Year ended October 31,			Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
Opportunity Fund	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$22.63	$22.62	$26.33	$24.20	$22.67	$26.34
Income (Loss) from Operations:
Net Investment Income(2)	0.27	0.34	0.23	0.12	0.22	0.31
Net Realized and Unrealized Gain (Loss)	1.29	2.06	(0.62)	2.01	3.25	(0.99)

Total from Operations	1.56	2.40	(0.39)	2.13	3.47	(0.68)

Dividends and Distributions:
Net Investment Income	(0.32)	(0.24)	(0.21)	—	(0.40)	(0.25)
Net Realized Gain	(1.80)	(2.15)	(3.11)	—	(1.54)	(2.74)

Total Dividends and Distributions	(2.12)	(2.39)	(3.32)	—	(1.94)	(2.99)

Net Asset Value, End of Year/Period	$22.07	$22.63	$22.62	$26.33	$24.20	$22.67

Total Return†	6.91%	13.32%	(2.17)%	8.80%	15.41%	(2.61)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$103,903	$107,692	$115,537	$170,495	$173,177	$229,255
Ratio of Expenses to Average Net Assets	0.84%	0.80%	1.00%	1.00%*	1.05%	1.11%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.94%	0.88%	1.06%	1.06%*	1.10%	1.17%
Ratio of Net Investment Income to Average Net Assets	1.27%	1.63%	0.96%	0.93%*	0.93%	1.30%
Portfolio Turnover Rate	87%	70%	47%	16%**	46%	55%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Year ended October 31,			Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
Opportunity Fund	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$22.55	$22.57	$26.30	$24.15	$22.62	$26.30
Income (Loss) from Operations:
Net Investment Income(2)	0.31	0.37	0.27	0.14	0.29	0.38
Net Realized and Unrealized Gain (Loss)	1.28	2.05	(0.62)	2.01	3.24	(1.00)

Total from Operations	1.59	2.42	(0.35)	2.15	3.53	(0.62)

Dividends and Distributions:
Net Investment Income	(0.34)	(0.29)	(0.27)	—	(0.46)	(0.32)
Net Realized Gain	(1.80)	(2.15)	(3.11)	—	(1.54)	(2.74)

Total Dividends and Distributions	(2.14)	(2.44)	(3.38)	—	(2.00)	(3.06)

Net Asset Value, End of Year/Period	$22.00	$22.55	$22.57	$26.30	$24.15	$22.62

Total Return†	7.09%	13.46%	(2.00)%	8.90%	15.73%	(2.38)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$127,089	$121,973	$169,330	$175,834	$175,630	$349,003
Ratio of Expenses to Average Net Assets	0.65%	0.71%	0.80%	0.80%*	0.80%	0.86%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	0.75%	0.79%	0.86%	0.86%*	0.85%	0.92%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.76%	1.11%	1.13%*	1.24%	1.57%
Portfolio Turnover Rate	87%	70%	47%	16%**	46%	55%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Year ended October 31,			Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
SMID Fund	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$18.78	$17.37	$16.42	$15.74	$12.90	$14.42
Income (Loss) from Operations:
Net Investment Income(2)	0.13	0.11	0.09	0.04	0.08	0.01
Net Realized and Unrealized Gain (Loss)	(0.69)	2.35	0.93	0.64	2.84	(1.49)

Total from Operations	(0.56)	2.46	1.02	0.68	2.92	(1.48)

Dividends and Distributions:
Net Investment Income	(0.09)	(0.09)	(0.07)	—	(0.08)	(0.01)
Net Realized Gain	(0.70)	(0.96)	—	—	—	(0.03)

Total Dividends and Distributions	(0.79)	(1.05)	(0.07)	—	(0.08)	(0.04)

Redemption Fees(2)	—	—	—	—	—	0.00(3)

Net Asset Value, End of Year/Period	$17.43	$18.78	$17.37	$16.42	$15.74	$12.90

Total Return†	(3.42)%	15.61%	6.20%	4.32%	22.66%	(10.27)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$53,396	$48,630	$35,750	$30,231	$29,379	$38,505
Ratio of Expenses to Average Net Assets	0.95%	0.94%	0.95%	0.95%*	1.04%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.20%	1.21%	1.26%	1.38%*	1.39%	1.43%
Ratio of Net Investment Income to Average Net Assets	0.76%	0.61%	0.53%	0.45%*	0.55%	0.10%
Portfolio Turnover Rate	82%	65%	61%	13%**	48%	78%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Year ended October 31,			Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
SMID Fund	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$18.78	$17.36	$16.41	$15.73	$12.89	$14.42
Income (Loss) from Operations:
Net Investment Income(2)	0.15	0.12	0.09	0.04	0.06	0.02
Net Realized and Unrealized Gain (Loss)	(0.69)	2.35	0.93	0.64	2.87	(1.50)

Total from Operations	(0.54)	2.47	1.02	0.68	2.93	(1.48)

Dividends and Distributions:
Net Investment Income	(0.10)	(0.09)	(0.07)	—	(0.09)	(0.02)
Net Realized Gain	(0.70)	(0.96)	—	—	—	(0.03)

Total Dividends and Distributions	(0.80)	(1.05)	(0.07)	—	(0.09)	(0.05)

Redemption Fees(2)	—	—	—	—	—	0.00(3)

Net Asset Value, End of Year/Period	$17.44	$18.78	$17.36	$16.41	$15.73	$12.89

Total Return†	(3.32)%	15.69%	6.22%	4.32%	22.73%	(10.27)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$4,745	$4,679	$3,780	$3,704	$3,592	$712
Ratio of Expenses to Average Net Assets	0.85%	0.88%	0.95%	0.95%*	0.97%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.09%	1.15%	1.26%	1.38%*	1.34%	1.38%
Ratio of Net Investment Income to Average Net Assets	0.86%	0.67%	0.54%	0.45%*	0.40%	0.15%
Portfolio Turnover Rate	82%	65%	61%	13%**	48%	78%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Year ended October 31,			Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
Small Cap Fund	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$16.61	$18.45	$19.37	$18.66	$16.35	$20.26
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.06	0.07	0.06	0.03	0.04	(0.02)
Net Realized and Unrealized Gain (Loss)	(0.94)	1.34	(0.10)	0.68	2.27	(2.47)

Total from Operations	(0.88)	1.41	(0.04)	0.71	2.31	(2.49)

Dividends and Distributions:
Net Investment Income	(0.08)	(0.01)	(0.08)	—	—	(0.13)
Net Realized Gain	(0.72)	(3.24)	(0.80)	—	—	(1.29)

Total Dividends and Distributions	(0.80)	(3.25)	(0.88)	—	—	(1.42)

Redemption Fees(2) (3)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year/Period	$14.93	$16.61	$18.45	$19.37	$18.66	$16.35

Total Return†	(5.76)%	12.17%	(0.37)%	3.80%	14.13%	(12.51)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$36,234	$42,212	$49,475	$99,220	$121,257	$309,441
Ratio of Expenses to Average Net Assets	1.05%	1.15%	1.12%	1.10%*	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.25%	1.30%	1.21%	1.15%*	1.33%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.41%	0.42%	0.31%	0.35%*	0.24%	(0.11)%
Portfolio Turnover Rate	70%	55%	45%	26%**	54%	59%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Year ended October 31,			Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
Small Cap Fund	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$17.11	$18.89	$19.83	$19.10	$16.69	$20.66
Income (Loss) from Operations:
Net Investment Income(2)	0.08	0.10	0.08	0.04	0.08	0.03
Net Realized and Unrealized Gain (Loss)	(0.97)	1.39	(0.11)	0.69	2.33	(2.53)

Total from Operations	(0.89)	1.49	(0.03)	0.73	2.41	(2.50)

Dividends and Distributions:
Net Investment Income	(0.11)	(0.03)	(0.11)	—	—	(0.18)
Net Realized Gain	(0.72)	(3.24)	(0.80)	—	—	(1.29)

Total Dividends and Distributions	(0.83)	(3.27)	(0.91)	—	—	(1.47)

Redemption Fees(2) (3)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year/Period	$15.39	$17.11	$18.89	$19.83	$19.10	$16.69

Total Return†	(5.64)%	12.37%	(0.29)%	3.82%	14.44%	(12.30)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$42,012	$42,824	$72,239	$198,706	$366,398	$477,509
Ratio of Expenses to Average Net Assets	0.90%	0.96%	1.05%	1.05%*	1.05%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.10%	1.10%	1.14%	1.10%*	1.09%	1.10%
Ratio of Net Investment Income to Average Net Assets	0.55%	0.61%	0.41%	0.41%*	0.46%	0.14%
Portfolio Turnover Rate	70%	55%	45%	26%**	54%	59%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Year ended October 31,			Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
International Equity Fund	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$26.26	$25.02	$28.31	$25.23	$24.26	$25.86
Income (Loss) from Operations:
Net Investment Income(2)	0.21	0.72	0.45	0.28	0.47	0.50
Net Realized and Unrealized Gain (Loss)	(3.23)	0.73	(3.15)	2.80	0.90	(1.91)

Total from Operations	(3.02)	1.45	(2.70)	3.08	1.37	(1.41)

Dividends and Distributions:
Net Investment Income	(0.91)	(0.16)	(0.36)	—	(0.40)	(0.12)
Net Realized Gain	—	(0.05)	(0.23)	—	—	(0.07)

Total Dividends and Distributions	(0.91)	(0.21)	(0.59)	—	(0.40)	(0.19)

Redemption Fees(2) (3)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year/Period	$22.33	$26.26	$25.02	$28.31	$25.23	$24.26

Total Return†	(12.07)%	5.88%	(9.77)%	12.21%	5.75%	(5.45)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$194,941	$455,008	$710,594	$1,665,962	$1,410,600	$1,397,228
Ratio of Expenses to Average Net Assets	1.03%	1.02%	1.08%	1.08%*	1.06%	1.08%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.15%	1.10%	1.12%	1.12%*	1.11%	1.12%
Ratio of Net Investment Income to Average Net Assets	0.87%	2.89%	1.60%	2.08%*	1.94%	2.08%
Portfolio Turnover Rate	58%	42%	54%	26%**	57%	39%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Year ended October 31,			Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
International Equity Fund	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$26.31	$25.11	$28.40	$25.29	$24.31	$25.89
Income (Loss) from Operations:
Net Investment Income(2)	0.25	0.77	0.49	0.31	0.43	0.44
Net Realized and Unrealized Gain (Loss)	(3.24)	0.70	(3.15)	2.80	0.96	(1.82)

Total from Operations	(2.99)	1.47	(2.66)	3.11	1.39	(1.38)

Dividends and Distributions:
Net Investment Income	(0.94)	(0.22)	(0.40)	—	(0.42)	(0.14)
Net Realized Gain	—	(0.05)	(0.23)	—	—	(0.07)

Total Dividends and Distributions	(0.94)	(0.27)	(0.63)	—	(0.42)	(0.21)

Redemption Fees(2)	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.01	0.01

Net Asset Value, End of Year/Period	$22.38	$26.31	$25.11	$28.40	$25.29	$24.31

Total Return†	(11.94)%	5.99%	(9.63)%	12.30%	5.87%	(5.30)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$837,570	$1,927,379	$2,514,844	$1,913,807	$1,726,372	$1,079,244
Ratio of Expenses to Average Net Assets	0.90%	0.92%	0.95%	0.95%*	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.02%	1.00%	1.00%	0.99%*	1.00%	1.02%
Ratio of Net Investment Income to Average Net Assets	1.02%	3.07%	1.73%	2.24%*	1.79%	1.80%
Portfolio Turnover Rate	58%	42%	54%	26%**	57%	39%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Year ended October 31,			Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
International Small Cap Fund	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$12.04	$11.22	$12.68	$11.36	$10.17	$10.61
Income (Loss) from Operations:
Net Investment Income(2)	0.09	0.19	0.10	0.09	0.13	0.03
Net Realized and Unrealized Gain (Loss)	(0.66)	1.17	(0.70)	1.23	1.25	(0.44)

Total from Operations	(0.57)	1.36	(0.60)	1.32	1.38	(0.41)

Dividends and Distributions:
Net Investment Income	(0.17)	(0.07)	(0.10)	—	(0.12)	(0.01)
Net Realized Gain	(0.01)	(0.47)	(0.76)	—	(0.07)	(0.02)

Total Dividends and Distributions	(0.18)	(0.54)	(0.86)	—	(0.19)	(0.03)

Net Asset Value, End of Year/Period	$11.29	$12.04	$11.22	$12.68	$11.36	$10.17

Total Return†	(4.89)%	13.14%	(5.36)%	11.62%	13.83%	(3.91)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$61,003	$2,689	$2,228	$2,064	$1,552	$1,366
Ratio of Expenses to Average Net Assets	1.05%	1.06%	1.15%	1.15%*	1.15%	1.40%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.45%	4.75%	5.45%	7.93%*	8.20%	9.44%
Ratio of Net Investment Income to Average Net Assets	0.81%	1.70%	0.78%	1.43%*	1.30%	0.26%
Portfolio Turnover Rate	42%	49%	68%	26%**	49%	54%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Year ended October 31,			Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
Global Equity Fund	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$12.86	$12.05	$13.27	$12.14	$11.20	$12.93
Income (Loss) from Operations:
Net Investment Income(2)	0.07	0.28	0.15	0.08	0.13	0.14
Net Realized and Unrealized Gain (Loss)	(0.05)	0.99	(0.87)	1.05	0.92	(0.84)

Total from Operations	0.02	1.27	(0.72)	1.13	1.05	(0.70)

Dividends and Distributions:
Net Investment Income	(0.25)	(0.17)	(0.17)	—	(0.08)	(0.07)
Net Realized Gain	(0.46)	(0.29)	(0.33)	—	(0.03)	(0.96)

Total Dividends and Distributions	(0.71)	(0.46)	(0.50)	—	(0.11)	(1.03)

Redemption Fees(2)	0.00(3)	0.00(3)	0.00(3)	—	0.00(3)	0.00(3)

Net Asset Value, End of Year/Period	$12.17	$12.86	$12.05	$13.27	$12.14	$11.20

Total Return†	(0.17)%	11.32%	(5.72)%	9.31%	9.35%	(5.51)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$9,213	$11,461	$11,921	$14,215	$13,652	$8,964
Ratio of Expenses to Average Net Assets	0.88%	0.85%	0.95%	0.95%*	1.10%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.76%	1.58%	1.60%	1.78%*	1.84%	3.71%
Ratio of Net Investment Income to Average Net Assets	0.54%	2.27%	1.21%	1.27%*	1.10%	1.20%
Portfolio Turnover Rate	69%	41%	45%	21%**	60%	59%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Year ended October 31,			Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
Aggressive Value Fund	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$18.73	$17.50	$19.67	$18.76	$17.12	$19.15
Income (Loss) from Operations:
Net Investment Income(2)	0.15	0.22	0.13	0.07	0.02	0.04
Net Realized and Unrealized Gain (Loss)	(1.51)	1.15	(2.24)	0.84	1.66	(2.07)

Total from Operations	(1.36)	1.37	(2.11)	0.91	1.68	(2.03)

Dividends and Distributions:
Net Investment Income	(0.26)	(0.14)	(0.06)	—	(0.04)	—

Total Dividends and Distributions	(0.26)	(0.14)	(0.06)	—	(0.04)	—

Redemption Fees(2) (3)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year/Period	$17.11	$18.73	$17.50	$19.67	$18.76	$17.12

Total Return†	(7.44)%	8.04%	(10.76)%	4.85%	9.83%	(10.60)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$37,808	$54,735	$80,479	$111,860	$112,985	$131,170
Ratio of Expenses to Average Net Assets	1.05%	1.16%	1.13%	1.12%*	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.29%	1.32%	1.20%	1.21%*	1.40%	1.40%
Ratio of Net Investment Income to Average Net Assets	0.86%	1.26%	0.68%	0.75%*	0.14%	0.22%
Portfolio Turnover Rate	135%	92%	87%	43%**	72%	115%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

NOTES TO THE FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 43 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Aggressive Value Fund (collectively the “Funds,” individually a “Fund”), each of which are diversified Funds, except for the Cambiar Aggressive Value Fund which is considered to be non-diversified. The Opportunity Fund and International Equity Fund seek total return and capital preservation. The SMID Fund, Small Cap Fund, International Small Cap Fund, Global Equity Fund and Aggressive Value Fund seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective August 15, 2017, the Funds changed their fiscal year end to October 31. The previous fiscal year end was April 30.

Effective June 3, 2020, the Cambiar Global Ultra Focus Fund’s name changed to the Cambiar Aggressive Value Fund.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Cambiar International Equity Fund and Cambiar International Small Cap Fund use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund and Cambiar International Small Cap Fund value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held. As of October 31, 2020, the total market values of securities in the International Equity Fund and the International Small Cap Fund, valued in accordance with fair value procedures, were $928,114,334 and $50,555,337, or 89.9% and 82.9% of Net Assets, respectively.

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund and Cambiar International Small Cap Fund shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with fair value procedures established by the Funds’ Board of Trustees.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2020, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Aggressive Value Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of October 31, 2020, the Funds did not have any open option contracts.

Swap Contracts — The Funds are authorized to enter into various contracts, including total return swaps and equity swap contracts, for the purposes of capitalizing on valuation anomalies that exist in the market. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the swap. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the swap. All of these components are reflected in the market value of the swaps.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

For the year ended October 31, 2020, the average quarterly long notional amount outstanding was $685,700, and the average quarterly short notional amount outstanding was $533,626.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds’ in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following table presents the Cambiar Aggressive Value Fund’s derivative assets by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral as of October 31, 2020:

Counterparty	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Equity Swaps
Goldman Sachs	$202,396	$(387,412)	$–	$(185,016)

Total	$202,396	$(387,412)	$–	$(185,016)

The following table presents the Cambiar Aggressive Value Fund’s derivative liabilities by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral as of October 31, 2020:

Counterparty	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged†	Net Amount
Equity Swaps
Goldman Sachs	$387,412	$(387,412)	$–	$–

Total	$387,412	$(387,412)	$–	$–

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Expenses — Expenses of the Trust can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/ or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Aggressive Value Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended October 31, 2020, the Funds retained fees of $0, $6,305, $0, $82,761, $5,898, $212 and $155, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2020, the Funds paid as follows for these services: $114,199, $30,323, $39,871, $840,598, $18,031, $5,311 and $24,271 for the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Aggressive Value Fund, respectively.

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds and the Institutional Share Class of the Cambiar International Small Cap Fund will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets are paid by Cambiar Investors, LLC (the “Adviser”).

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended October 31, 2020, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap, Cambiar International Equity, Cambiar International Small Cap, Cambiar Global Equity, and Cambiar Aggressive Value Funds earned credits of $4,514, $132, $1,087, $4,787, $18, $42 and $528, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4. Investment Advisory Agreements:

Under the terms of the investment advisory agreement, the advisory fees for each Fund are as follows:

Advisory Fee
Cambiar Opportunity Fund	0.60%
Cambiar SMID Fund	0.80%
Cambiar Small Cap Fund	0.85%
Cambiar International Equity Fund	0.88%
Cambiar International Small Cap	0.90%
Cambiar Global Equity Fund	0.75%
Cambiar Aggressive Value Fund	0.90%

The Adviser has contractually agreed, through March 1, 2021, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep net operating expenses (excluding interest, taxes, brokerage

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

commissions, acquired fund fees and expenses, non-routine expenses, and shareholder servicing fees) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Cambiar Opportunity Fund	0.65%
Cambiar SMID Fund	0.85%
Cambiar Small Cap Fund	0.90%
Cambiar International Equity Fund	0.90%
Cambiar International Small Cap	0.95%
Cambiar Global Equity Fund	0.80%
Cambiar Aggressive Value Fund	0.95%

Refer to waiver of investment advisory fees on the Statements of Operations for fees waived for the year ended October 31, 2020. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the year ending October 31, 2020.

At October 31, 2020, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Waived	Subject to Repayment until October 31:	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Global Equity Fund	Cambiar Aggressive Value Fund
10/31/17-10/31/18	2021	$198,951	$120,931	$170,603	$1,744,173	$101,502	$89,008	$67,156
10/31/18-10/31/19	2022	202,013	124,148	139,956	2,107,698	88,532	82,940	96,421
10/31/19-10/31/20	2023	217,613	140,439	148,323	1,872,945	132,308	88,493	110,456

		$618,577	$385,518	$458,882	$5,724,816	$322,342	$260,441	$274,033

5. Investment Transactions:

For the year ended October 31, 2020, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Cambiar Opportunity Fund	$180,558,834	$189,294,826
Cambiar SMID Fund	53,108,067	44,261,513
Cambiar Small Cap Fund	51,348,228	53,671,379
Cambiar International Equity Fund	894,503,762	1,882,551,994
Cambiar International Small Cap Fund	57,411,060	12,935,566
Cambiar Global Equity Fund	6,715,516	8,654,460
Cambiar Aggressive Value Fund	59,893,740	71,777,321

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily attributable to investments in partnerships, reclassification of long term capital gain distributions on REITs, foreign currency translations and reclassifications of distributions. The permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2020 is primarily related to utilization of earnings and profits on shareholder redemptions.

Accordingly, the following reclassifications (primarily attributable to deemed income and capital gain distribution) that have been made to/from the following accounts:

	Distributable Earnings	Paid-in Capital
Cambiar Opportunity Fund	$(2,067,804)	$2,067,804
Cambiar Global Equity Fund	(92,581)	92,581

These reclassifications had no impact on net assets or net asset value per share.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

The tax character of dividends and distributions declared during the last two fiscal years ended October 31, were as follows:

	Ordinary Income	Long -Term Capital Gain	Total
Cambiar Opportunity Fund
2020	$3,501,349	$17,847,024	$21,348,373
2019	6,260,013	23,412,011	29,672,024

Cambiar SMID Fund
2020	750,316	1,725,069	2,475,385
2019	541,238	2,007,349	2,548,587

Cambiar Small Cap Fund
2020	469,927	3,521,137	3,991,064
2019	4,236,129	15,716,565	19,952,694

Cambiar International Equity Fund
2020	80,535,910	—	80,535,910
2019	23,659,218	5,305,729	28,964,947

Cambiar International Small Cap Fund
2020	39,907	—	39,907
2019	16,766	92,400	109,166

Cambiar Global Equity Fund
2020	221,761	400,801	622,562
2019	166,939	271,257	438,196

Cambiar Aggressive Value Fund
2020	755,037	—	755,037
2019	594,681	—	594,681

As of October 31, 2020, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Global Equity Fund	Cambiar Aggressive Value Fund
Undistributed Ordinary Income	$7,179,709	$322,970	$371,996	$15,554,883	$1,458,261	$266,991	$213,298
Undistributed Long-Term Capital Gain	3,538,994	–	–	–	33,984	357,955	–
Capital Loss Carryforwards	–	(790,013)	(1,266,194)	(215,232,501)	–	–	(27,991,030)
Net Unrealized Appreciation	32,984,688	6,937,111	6,963,698	42,103,869	9,763,807	794,463	3,532,624
Other Temporary Differences	(9)	–	–	2	(2)	2	7

Total Distributable Earnings (Loss)	$43,703,382	$6,470,068	$6,069,500	$(157,573,747)	$11,256,050	$1,419,411	$(24,245,101)

Other temporary differences primarily consist of forwards.

As of October 31, 2020, the following Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Capital Loss Carryforwards
Cambiar SMID Fund	—	790,013	790,013
Cambiar Small Cap Fund	—	1,266,194	1,266,194
Cambiar International Equity Fund	206,123,974	9,108,527	215,232,501
Cambiar Aggressive Value Fund	26,268,775	1,722,255	27,991,030

During the fiscal year ended October 31, 2020, the International Small Cap Fund utilized the prior year capital loss carryforward of $246.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to Wash sales and investments in partnerships and total return swaps.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at October 31, 2020, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Cambiar Opportunity Fund	$195,577,740	$37,582,616	$(4,597,928)	$32,984,688
Cambiar SMID Fund	49,422,948	8,954,264	(2,017,153)	6,937,111
Cambiar Small Cap Fund	68,898,682	10,293,850	(3,330,152)	6,963,698
Cambiar International Equity Fund	974,601,241	133,407,030	(91,303,161)	42,103,869
Cambiar International Small Cap Fund	47,762,858	10,799,167	(1,035,360)	9,763,807
Cambiar Global Equity Fund	8,265,394	1,307,697	(513,234)	794,463
Cambiar Aggressive Value Fund	33,974,996	4,947,312	(1,414,688)	3,532,624

7. Concentrated Risks:

At October 31, 2020, the net assets of the Cambiar International Equity Fund and the Cambiar International Small Cap Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Funds use of derivatives, including options and swaps, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate closely or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may result in the Fund accepting a lower price to sell a security, selling other securities to raise cash or giving up another investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise fail to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause a Fund to lose more than the principal amount invested in a derivative instrument.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

8. Other:

At October 31, 2020, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% of Ownership
Cambiar Opportunity Fund, Investor Class	3	63%
Cambiar Opportunity Fund, Institutional Class	2	58%
Cambiar SMID Fund, Investor Class	1	92%
Cambiar SMID Fund, Institutional Class	3	92%
Cambiar Small Cap Fund, Investor Class	3	65%
Cambiar Small Cap Fund, Institutional Class	4	72%
Cambiar International Equity Fund, Investor Class	1	71%
Cambiar International Equity Fund, Institutional Class	2	66%
Cambiar International Small Cap, Institutional Class	2	85%
Cambiar Global Equity Fund, Investor Class	2	89%
Cambiar Aggressive Value Fund, Investor Class	2	43%

9. New Accounting Pronouncements:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of October 31, 2020.

NOTES

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Aggressive Value Fund (formerly, Cambiar Global Ultra Focus Fund)

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Aggressive Value Fund (formerly, Cambiar Global Ultra Focus Fund) (collectively referred to as the “Funds”), (seven of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2020, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund	Statement of Operations	Statements of changes in net assets	Financial highlights
Cambiar Opportunity Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the three years in the period ended October 31, 2020, the period May 1, 2017 through October 31, 2017 and each of the two years in the period ended April 30, 2017.
Cambiar SMID Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the three years in the period ended October 31, 2020, the period May 1, 2017 through October 31, 2017 and each of the two years in the period ended April 30, 2017.
Cambiar Small Cap Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the three years in the period ended October 31, 2020, the period May 1, 2017 through October 31, 2017 and each of the two years in the period ended April 30, 2017.
Cambiar International Equity Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the three years in the period ended October 31, 2020, the period May 1, 2017 through October 31, 2017 and each of the two years in the period ended April 30, 2017.
Cambiar International Small Cap Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the three years in the period ended October 31, 2020, the period May 1, 2017 through October 31, 2017 and each of the two years in the period ended April 30, 2017.
Cambiar Global Equity Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the three years in the period ended October 31, 2020, the period May 1, 2017 through October 31, 2017 and each of the two years in the period ended April 30, 2017.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

Individual fund constituting The Advisors’ Inner Circle Fund	Statement of Operations	Statements of changes in net assets	Financial highlights
Cambiar Aggressive Value Fund (formerly, Cambiar Global Ultra Focus Fund)	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the three years in the period ended October 31, 2020, the period May 1, 2017 through October 31, 2017 and each of the two years in the period ended April 30, 2017.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cambiar Investors investment companies since 2005.

Philadelphia, Pennsylvania

December 29, 2020

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Klauder are Trustees who may be deemed to

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES [3,4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.
INDEPENDENT TRUSTEES [4]
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Board Members oversee 43 funds in the Advisors’ Inner Circle Fund.
4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of October 31, 2020.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund and SEI Global Assets Fund.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES (continued) [3]
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce R. Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Board Members oversee 43 funds in The Advisors’ Inner Circle Fund.
3

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Board Members oversee 43 funds in the Advisors’ Inner Circle Fund.
3

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

Other Directorships Held in the Past Five Years

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2020 to October 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Opportunity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,150.70	0.84%	$4.54
Hypothetical 5% Return	$1,000.00	$1,020.91	0.84%	$4.27
Cambiar Opportunity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,151.20	0.65%	$3.51
Hypothetical 5% Return	$1,000.00	$1,021.87	0.65%	$3.30
Cambiar SMID Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,180.10	0.95%	$5.21
Hypothetical 5% Return	$1,000.00	$1,020.36	0.95%	$4.82
Cambiar SMID Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,180.80	0.85%	$4.66
Hypothetical 5% Return	$1,000.00	$1,020.86	0.85%	$4.32
Cambiar Small Cap Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,159.20	1.05%	$5.70
Hypothetical 5% Return	$1,000.00	$1,019.86	1.05%	$5.33
Cambiar Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,159.80	0.90%	$4.89
Hypothetical 5% Return	$1,000.00	$1,020.61	0.90%	$4.57
Cambiar International Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,078.20	1.03%	$5.38
Hypothetical 5% Return	$1,000.00	$1,019.96	1.03%	$5.23
Cambiar International Equity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,079.10	0.90%	$4.70
Hypothetical 5% Return	$1,000.00	$1,020.61	0.90%	$4.57
Cambiar International Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,160.30	1.05%	$5.70
Hypothetical 5% Return	$1,000.00	$1,019.86	1.05%	$5.33
Cambiar Global Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,113.40	0.88%	$4.67
Hypothetical 5% Return	$1,000.00	$1,020.71	0.88%	$4.47
Cambiar Aggressive Value Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,161.60	1.05%	$5.71
Hypothetical 5% Return	$1,000.00	$1,019.86	1.05%	$5.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 20, 2020 via videoconference to decide whether to renew the Agreement for an additional one-year term (the “May Meeting”). The May Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020 and March 25, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the May Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the May Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the May Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the May Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the May Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/ or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to certain Funds. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with such Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

REVIEW OF THE LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that (i) the report covered the period from December 1, 2018 through December 31, 2019 and thus did not cover the recent period of market volatility, and (ii) the Board held a call with the Trust’s officers on March 25, 2020 where the officers discussed the operations and effectiveness of the Program during the then-current market volatility. The Board requested that the Program Administrator provide an update of the operation of the Program during the then-current market volatility at its next meeting. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that the Program Administrator provided advance notice to the Board regarding investments that may become illiquid solely due to an extended local market holiday closure in accordance with applicable Securities and Exchange Commission staff guidance.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31 2020, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)
Cambiar Opportunity Fund	79.13%	20.87%	100.00%	66.82%	76.13%
Cambiar SMID Fund	69.69%	30.31%	100.00%	94.21%	91.81%
Cambiar Small Cap Fund	88.23%	11.77%	100.00%	33.29%	38.33%
Cambiar International Equity Fund	0.00%	100.00%	100.00%	3.64%	99.45%
Cambiar International Small Cap Fund	0.00%	100.00%	100.00%	0.55%	61.91%
Cambiar Global Equity Fund	63.46%	36.54%	100.00%	45.52%	90.36%
Cambiar Aggressive Value Fund	0.00%	100.00%	100.00%	100.00%	100.00%

	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)	Foreign Tax Credit Pass Through (7)
Cambiar Opportunity Fund	0.00%	0.15%	100.00%	0.00%	0.00%
Cambiar SMID Fund	0.00%	0.25%	100.00%	0.00%	0.00%
Cambiar Small Cap Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar International Equity Fund	0.00%	0.01%	0.00%	0.00%	2.67%
Cambiar International Small Cap Fund	0.00%	0.13%	100.00%	0.00%	60.64%
Cambiar Global Equity Fund	0.00%	0.05%	100.00%	0.00%	0.00%
Cambiar Aggressive Value Fund	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(7)	Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” The Cambiar International Equity Fund and Cambiar International Small Cap Fund intend to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2020, the total amount of foreign source income for Cambiar International Equity Fund and Cambiar International Small Cap Fund was $17,931,909 and $540,788, respectively. The total amount of foreign taxes paid for Cambiar International Equity Fund and Cambiar International Small Cap Fund was $2,213,196 and $61,474, respectively. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV.

(8)	The fund is designating a portion of the redemption proceeds as taxable net investment income and/or realized capital gain for dividend paid deduction purposes (equalization debits). This designation has no impact on shareholders’ income tax reporting. For shareholders’ income tax reporting, the amount of ordinary income and/or long-term gain, if any, will be designated on Form 1099-DIV.

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

200 Columbine Street

Suite 800

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-1900

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	$10,000	None	$88,304	$6,000	None	$57,000
(d)	All Other Fees	None	None	$376,378	None	None	$97,500

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020				2019
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$766,250		None	None	$608,176		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$970	(4)	None	None	$11,559	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$69,500	None	None	$68,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(5)	$24,150	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$95,300	None	None	$113,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio or affiliates of the Funds.

(3)	Tax compliance services for Westwood Emerging Markets Fund.

(4)	Common Reporting Services (“CRS”) tax services for the Sands Capital Global Growth Fund.

(5)	Review and signing of federal and state income tax returns.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $464,682 and $160,500 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $970 and $11,559 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $24,150 and $0 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2021

*	Print the name and title of each signing officer under his or her signature.